SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[   ]    Preliminary Information Statement
[   ]    Confidential,  for Use of the Commission Only (as permitted by rule
         14c-5(d)(2))
[ X ]    Definitive Information Statement

                          ACHIEVEMENT INVESTMENTS, INC.
                          -----------------------------
                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):
[   ]    No Fee Required.
[ X ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1)      Title of each class of securities to which transaction applies:
                      Achievement Investments, Inc. $.001 par value common stock
                  --------------------------------------------------------------
         2)       Aggregate number of securities to which transaction applies:
                      500,000 shares
                  --------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  --------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction: $100,000
                  --------------------------------------------------------------
         5)       Total fee paid:
                      (1/50 of 1%): $20
                  --------------------------------------------------------------

[ X ]    Fee paid previously with preliminary materials.
[   ]    Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

         1)       Amount previously paid:
                  --------------------------------------------------------------
         2)       Form, Schedule or Registration Statement No.:
                  --------------------------------------------------------------
         3)       Filing Party:
                  --------------------------------------------------------------
         4)       Date Filed:
                  --------------------------------------------------------------

                          ACHIEVEMENT INVESTMENTS, INC.
                            10130 East Winding Trail
                              Tucson, Arizona 85749

                                December 7, 2001

         The enclosed information statement is being furnished to shareholders of record on October 31, 2001 (our "Record Date"), of Achievement Investments, Inc., a Nevada corporation, (the "Company") in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposals:

         1. Approval of a reverse stock split of the Company's common stock at a 5 to 1 ratio;

         2. Approval and adoption of a merger agreement whereby the shareholders of VFT, Inc. ("VFT") will exchange all of VFT's issued and outstanding shares of no par value common stock for shares of post-reverse split $.005 par value common stock in Achievement Investments, Inc. A copy of the merger agreement is attached as Appendix B. Shareholders are entitled to assert dissenter's rights under Nevada Revised Statutes 92A.300-92A.500, a copy of which is attached as Appendix C;

         3. Amendment of our articles of incorporation to change our name to Vapor Fuel Technologies, Inc., as shown on Appendix A;

         4. Amendment of our articles of incorporation to authorize the issuance of preferred stock at the discretion of our board of directors, as shown on Appendix A; and

         5. Approval of the adoption of the 2001 Incentive Stock Option Plan, a copy of which is attached as Appendix D.

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY

         Our board of directors has fully reviewed and unanimously approved the actions in connection with the above-referenced reverse stock split, merger agreement and the amendments to the articles of incorporation. In addition, our board of directors unanimously approved the adoption of the 2001 Incentive Stock Option Plan.

         The holder of 80% of our common stock has executed a written consent in favor of the above proposals. However, under federal law these proposals may not be effected until at least 20 days after this Information Statement has first been sent to our shareholders.

                                             By Order of the Board of Directors

                                             Daniel L. Hodges
                                             Chairman of the Board

Tucson, Arizona
December 7, 2001

                              INFORMATION STATEMENT

                                Table of Contents

                                                                           Page





PROPOSAL NO. 1:  REVERSE STOCK SPLIT..........................................1

         Summary of Reverse Stock Split.......................................1

         Mechanics of the Reverse Stock Split.................................1

         Federal Income Tax Consequences of the Reverse Stock Split...........2

PROPOSAL NO. 2:  PLAN OF MERGER...............................................2

         Summary Term Sheet...................................................2

         Reasons for Engaging in the Merger...................................3

         Votes Required.......................................................3

         Income Tax Consequences of the Merger................................3

         Dissenter's Rights...................................................5

         Government Regulation................................................6

         Differences in Rights of Shareholders................................6

         Accounting Treatment of the Merger...................................6

         Unaudited Historical and Pro Forma Comparative Per Share Data........6

RISK FACTORS..................................................................6

         Risks Relating to VFT's Business.....................................6

         Risks Relating to the Merger.........................................8

THE COMPANIES................................................................10

         Achievement Investments, Inc........................................10

         VFT, Inc............................................................11

PROPOSAL NO. 3 CHANGE IN OUR CORPORATE NAME..................................14

PROPOSAL NO. 4 AUTHORIZE BLANK CHECK PREFERRED STOCK.........................14

GENERAL INFORMATION..........................................................15

         Security Ownership of Our Shares By Certain Beneficial Shareholders.15

         Executive Compensation of our Directors and Officers................15

         Shareholder Proposals...............................................15

         Management Following the Merger.....................................16

PROPOSAL NO. 5 ADOPTION OF THE 2001 INCENTIVE STOCK OPTION PLAN..............16

         Summary of the 2001 stock option plan...............................16

This Information Statement has been prepared by our management. "We," "our," "Achievement" and the "Company" refer to Achievement Investments, Inc. "VFT" refers to VFT, Inc. This Information Statement is first being sent to our stockholders on or about December 7, 2001.

                       PROPOSAL NO. 1: REVERSE STOCK SPLIT

Summary of Reverse Stock Split

         On October 31, 2001, our board of directors by unanimous consent approved a 5:1 reverse stock split of our $.001 par value common stock. Currently, the Company has 100,000,000 shares of common stock authorized, of which 1,000,000 shares are issued and outstanding. The Company has no other classes of stock authorized. When the reverse stock split becomes effective, each holder of five shares of the Company's $.001 par value common stock will own one share of $.005 par value common stock. The result of the reverse stock split will be that the Company will have 20,000,000 shares of $.005 par value common stock authorized and 200,000 shares of $.005 par value common stock outstanding, adjusted for fractional shareholdings. With exception of the adjustments for those stockholders who would receive cash in lieu of fractional shares, the reverse stock split will not effect any stockholder's proportionate equity interest in the Company in relation to the other stockholders or the rights, preference, privileges or priorities of any stockholder.

         All outstanding options, warrants, rights and convertible securities that include provisions for adjustments in the number of shares covered thereby, and the exercise or conversion price thereof, automatically would be appropriately adjusted for the reverse stock split on the date the split becomes effective.

         Dissenting stockholders have no appraisal rights under Nevada law or under the Company's articles of incorporation or bylaws in connection with the reverse stock split.

         The board of directors adopted this 5:1 reverse stock split in preparation of the proposed merger with VFT, Inc. described in more detail in Proposal 2 to this information statement. The board of directors believed the reverse stock split would allow the Company to enter into the merger with VFT, Inc. at the right level of shareholder capitalization such that the merger would dilute the current shareholders of the Company to the level anticipated and negotiated with the VFT, Inc. board of directors. The amended articles of incorporation reflecting the effect of the 5:1 reverse stock split appears in Appendix A.

Mechanics of the Reverse Stock Split

         When the waiting period for this information statement has passed, an amendment to the Company's articles of incorporation will be filed with the Nevada Secretary of State, and the 5:1 reverse stock split will thus be effected unless abandoned by the board of directors. Immediately upon the filing of the amendment, each five shares of pre-reverse stock split common stock will, automatically and without any action on the part of the stockholders, be converted into one share of post-reverse stock split common stock.

         As soon as practicable after the date the reverse stock split becomes effective, the Company will notify all stockholders of record on the date of effectiveness where and by what means to surrender their stock certificates in exchange for certificates representing the post-reverse stock split common stock.

         Holders of fractional shares or fewer than five shares will be paid a cash settlement equal to the fractional value of one post-reverse stock split shares of common stock. Because the Company's common stock is not traded on any exchange, the board of directors has determined the fair market value of each post-reverse stock split shares of common stock is $0.20.

Federal Income Tax Consequences of the Reverse Stock Split

         The  following  is  a  summary  of  the  material  federal  income  tax consequences of the reverse stock split to stockholders of the Company. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Department Regulations (the "Regulations") issued pursuant thereto, and published rulings and court decisions in effect as of the date hereof, all of which are subject to change. This summary does not take into account possible changes in such laws or interpretations, including amendments to the Code, applicable statutes, Regulations and proposed Regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. No assurance can be given that any such changes will not adversely affect the discussion of this summary.

         The Company believes that the reverse stock split will qualify as a "recapitalization" under Section 368(a)(1)(E) of the Code or as a stock-for-stock exchange under Section 1036(a) of the Code. As a result, no gain or loss should be recognized by the Company or its stockholders in connection with the reverse stock split, except with respect to any cash received in lieu of fractional shares. A stockholder's aggregate tax basis in his or her shares of post-reverse stock split common stock received from the Company will be the same as his or her aggregate tax basis in the pre-reverse stock split common stock exchanged therefor. The holding period of the post-reverse stock split common stock surrendered in exchange therefor will include the period for which the shares of pre-reverse stock split common stock were held, provided all such common stock was held as a capital asset on the date of the exchange. Each stockholder who receives cash, if any, in lieu of a fractional share of post-reverse stock split common stock will recognize capital gain or loss equal to the difference between the amount of cash received and the stockholder's tax basis allocable to such fractional share.

         This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the reverse stock split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to stockholders of the Company in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (such as life insurance companies, regulated investment companies and foreign taxpayers). In addition, this summary does not address any consequence of the reverse stock split under any state, local or foreign tax laws.

         No ruling from the Internal Revenue Service or opinion of counsel has been or will be obtained regarding the federal income tax consequences to the stockholders of the Company as a result of the reverse stock split. Accordingly, each stockholder is encouraged to consult his or her tax advisor regarding the specific tax consequences of the proposed transaction to such stockholder, including the application and effect of state, local and foreign income and other tax laws. It is the responsibility of each stockholder to obtain and rely on advice from his or her personal tax advisor as to: the effect on his or her personal tax situation of the reverse stock split (including the application and effect of state, local and foreign income and other tax laws); the effect of possible future legislation and Regulations; and the reporting of information required in connection with the reverse stock split on his or her own tax returns. It also will be the responsibility of each stockholder to prepare and file all appropriate tax returns.

                         PROPOSAL NO. 2: PLAN OF MERGER

Summary Term Sheet

         The following summary highlights selected information about the proposed merger and may not contain all of the information that is important to you. You should carefully read this entire information statement, including the "Risk Factors," the financial statements and the related notes and all the attachments for a complete understanding of the merger. In particular, you should read the merger agreement, which is attached as Appendix B.

o The proposed merger is between Achievement Investments, Inc. and VFT, Inc., whereby VFT, Inc. will merge into Achievement Investments, Inc. with Achievement Investments, Inc. surviving the merger. We are a company with a class of common stock registered under the Securities Act of 1934 and have no operations, except organizational matters. Our principal offices are located at 11601 E. Lusitano Pl., Tucson, Arizona 85748, and our phone number is (520) 730-9890. VFT, Inc. is a development stage company involved in the development of technology for gas burning engines. VFT's principal offices are located at 513 Pleasant Avenue, Oregon City, Oregon 97045, and its phone number is
         (503) 655-9594. For more information about the parties, please see "The Companies" on page 10.

o On the effective date of the merger, which is expected to be December 27, 2001, each shareholder of VFT, Inc. will receive approximately
         45.454 shares of newly issued common stock of Achievement Investments, Inc. for each share of VFT, Inc. common stock they own. Achievement Investments, Inc. will issue an aggregate of 500,000 shares of its common stock to the VFT, Inc. shareholders as part of the merger.

o        We plan to account for this merger on a purchase method.

o After the merger, our shareholders will own 29 percent of us and the former VFT, Inc. shareholders will own 71 percent.

o After the merger, we will change our name to Vapor Fuel Technologies, Inc.

Reasons for Engaging in the Merger

         In evaluating the proposed merger, our management considered criteria such as the value of the assets of VFT and the anticipated business operations of VFT in comparison with our current lack of operations and other opportunities presented to us. Based on these criteria, our management determined that the merger was in the best interest of our shareholders.

Votes Required

         Nevada law provides that the actions of a corporation may be approved upon such terms and conditions as its board of directors may deem expedient and in the best interests of the corporation when authorized by a vote of the holders of the majority of the stock in a corporation. Nevada further permits the holders of a majority of the stock in a corporation to approve such an action by written consent without the necessity of holding a meeting. Daniel L. Hodges, holder of 800,000 shares of our common stock, or 80% of our currently outstanding shares, has executed a written consent to take all of the actions set forth in this information statement including ratification of the merger agreement. Therefore, no further vote of our shareholders is required.

Income Tax Consequences of the Merger

         The following is a summary of the material federal income tax consequences of the proposed merger of VFT and the Company (the "Merger"). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Department Regulations (the "Regulations") issued pursuant thereto, and published rulings and court decisions in effect as of the date hereof, all of which are subject to change. This summary does not take into account possible changes in such laws or interpretations, including amendments to the Code, applicable statutes, Regulations and proposed Regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. No assurance can be given that any such changes will not adversely affect the discussion of this summary.

         The Merger may qualify as a "reorganization" under Section 368(a)(1)(A) and Section 368(a)(1)(D) of the Code. There are numerous requirements that must be satisfied in order for the Merger to be accorded tax deferred treatment under
Section 368(a) of the Code. Some of these requirements are discussed below.

         Section 368A(a)(1)(A) of the Code provides that a "reorganization" includes a statutory merger. Section 368(a)(1)(D) of the Code provides that a reorganization includes a transfer by a corporation of all or a part of its assets to another corporation if immediately after the transfer the transferor, or one or more or its stockholders (including persons who were stockholders immediately before the transfer), or any combination thereof, is in control of the corporation to which the assets are transferred; but only if, pursuance to the plan, stock or securities of the corporation to which the assets are transferred are distributed in a transaction which qualifies under Section 354, 355 or 356. Section 354(a)(1) of the Code provides that no gain or loss will be recognized if stock or securities in a corporation a party to a reorganization are, pursuant to the plan of reorganization, exchanged solely for stock or securities in such corporation or in another corporation a party to the reorganization. Section 354(b)(1) of the Code states, in part, that the receipt of stock in an exchange pursuant to a reorganization within the meaning of
Section 368(a)(1)(D) of the Code does not give rise to gain or loss where the corporation to which the assets are transferred acquires substantially all of the properties of the transferor.

         Section  1.368-1(d) of the  Regulations  provides that the Company must
(a) continue the historic business of VFT or (b) use a significant portion of VFT's historic assets in a business. This requirement is referred to as the "continuity of business enterprise" requirement. The short-term existence of VFT's "business" and the fact that it has not generated any revenue raises the question whether it has engaged in a business or is merely in its start-up phase for tax purposes. If it were determined that VFT were still in the start-up phase and had not yet engaged in business for tax purposes, VFT would not have an historic business, and the continuity of business enterprises requirement could not be satisfied. Accordingly, the Merger would not qualify as a tax deferred "reorganization."

         Assuming the Merger is executed in accordance with the terms and conditions set forth in the merger agreement and assuming that VFT has engaged in a business for income tax purposes prior to the effective date of the Merger, the Merger appears to satisfy the requirements of a tax deferred "reorganization" within the meaning of Section 368(a)(1)(A) and Section 368(a)(1)(D) of the Code.

         If the Merger qualifies as a tax deferred "reorganization" within the meaning of Section 368(a)(1)(A) or Section 368(a)(1)(D) of the Code, then except as otherwise provided in the next paragraph, (a) no gain or loss will be recognized by the Company or VFT upon the transfer of all of VFT's assets to the Company in exchange for Company common stock and the assumption by the Company of VFT's liabilities and (b) no gain or loss will be recognized by VFT on distribution of the Company common stock to VFT's stockholders.



         If the Merger qualifies as a tax deferred "reorganization" within the meaning of Section 368(a)(1)(D) of the Code, then Section 357(c) of the Code provides that if the sum of the liabilities assumed by the Company plus the amount of the liabilities to which property transferred to the Company is subject, exceeds the tax basis of the property transferred pursuant to the Merger, then such excess shall be recognized as gain notwithstanding that the Merger otherwise qualifies as a tax deferred "reorganization." It appears that VFT will have excess liabilities which will result in gain, however, VFT may have sufficient operating loss carry forwards from prior years and current year losses to offset all or a portion of such gain. If VFT's losses are not sufficient to offset such gain, the resulting tax liability will be a liability of the Company as a result of the Merger.

         If the Merger does not qualify as a tax deferred "reorganization" within the meaning of Section 368(a)(1)(A) or Section (a)(1)(D) of the Code, VFT would recognize gain equal to the excess of (i) the fair market value of the Company stock received plus the amount of liabilities of VFT assumed by the Company pursuant to the Merger, over (ii) VFT's basis in its assets. To the extent a taxable gain was incurred by VFT which is not offset by current year operating losses and loss carry forwards from prior years, the Company would be liable for any resulting tax by virtue of the Merger. Whether or not the Merger qualifies as a tax deferred "reorganization," the Company's stockholders will not incur any taxable gain or loss as a result of the Merger.

         This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the Merger and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to stockholders of the Company in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (such as life insurance companies, regulated investment companies and foreign taxpayers). In addition, this summary does not address any consequence of the Merger under any state, local or foreign tax laws. No ruling from the Internal Revenue Service or opinion of counsel has been or will be obtained regarding the federal income tax consequences to the stockholders of the Company as a result of the Merger. Accordingly, each stockholder is encouraged to consult his or her tax advisor regarding the specific tax consequences of the proposed transaction to such stockholder, including the application and effect of state, local and foreign income and other tax laws. It is the responsibility of each stockholder to obtain and rely on advice from his or her personal tax advisor as to: the effect on his or her personal tax situation of the Merger (including the application and effect of state, local and foreign income and other tax laws); the effect of possible future legislation and Regulations; and the reporting of information required in connection with the Merger on his or her own tax returns. It also will be the responsibility of each stockholder to prepare and file all appropriate tax returns.

Dissenter's Rights

         Any shareholder who dissents from the merger with VFT is entitled to the rights and remedies of dissenting shareholders as provided in 92A.380 of the Nevada Revised Statutes, subject to compliance with the procedures set forth in such chapter. A copy of ss.ss. 92A.300 - 92A.500 of the Nevada Revised Statutes is attached as Appendix C to this Information Statement.

         A dissenting shareholder may not challenge the corporate action creating his entitlement to dissenter's rights unless the corporate action is unlawful or fraudulent.

         A notice of dissenter's rights must be sent no later than 10 days after the effectuation of the corporate action creating the dissenter's rights. This Information Statement constitutes such notice. A dissenting shareholder must demand payment by completing and executing a "Demand for Payment," a form which is attached hereto as Appendix E, and returning all share certificates to us at the following address:

                          Achievement Investments, Inc.
                        Attn: Daniel L. Hodges, President
                              11601 E. Lusitano Pl.
                              Tucson, Arizona 85748

         All demands for payment must be received within 30 days from the date of this Information Statement. Any shareholder who fails to demand payment or deposit his or her certificates where required by such date forfeits his or her payment.

         We must pay the dissenter within 30 days after receipt of a demand for payment the amount we estimate to be the fair value of the shares plus accrued interest. We must include with the payment a copy of our balance sheet as of the end of a fiscal year ending not more than 16 months before the payment date, an income statement for that year, a statement of changes in shareholders equity for that year, and the latest available interim financial statements. We must also provide a statement of our estimate of the fair value of the shares, an explanation of how the interest was calculated, a statement of dissenter's rights to demand payment and a copy of the Nevada Revised Statute ss.ss. 92A.300
- 92A.500, inclusive.

Government Regulation

         Our merger with VFT is not subject to federal or state regulatory review, except as it relates to the review of this information statement by the Securities and Exchange Commission.

Differences in Rights of Shareholders

         Because our shareholders will retain their shares in this transaction, there will be no change in the rights of our shareholders as a result of the merger. However, once we approve Proposal 4, our board of directors will be able to designate and issue preferred stock without amending our articles and requiring shareholder approval. If the preferred shares are convertible into common shares or have voting rights similar to common stock, the issuance of the preferred shares will dilute the voting power of the common shares.

Accounting Treatment of the Merger

         We plan to account for this merger under the purchase method.

Unaudited Historical and Pro Forma Comparative Per Share Data

         The unaudited historical and pro forma per share data that reflect our merger with VFT using the purchase method of accounting can be found on pages F-1 through F-21. The data should be read in conjunction with our audited financial statements and those of VFT, and the unaudited condensed financial information of VFT, and us, which is included elsewhere in this Information Statement. The combined pro forma per share data for us and VFT do not necessarily indicate the operating results that would have been achieved had the merger actually occurred at the beginning of the periods presented nor do they indicate future results of operations or financial position.

                                  RISK FACTORS

         This proxy statement/prospectus contains or incorporates by reference certain forward looking statements with respect to our financial condition, results of operations and business and, assuming the consummation of the merger, the proposed merger with VFT. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities.

Risks Relating to VFT's Business

         The following risks related to VFT's business, and our business once the merger is consummated, are important for you to consider.

VFT currently has no business
operations except research and
development of a single product
which may not be successful.

         VFT, Inc. has no business operations. It has no employees. Its sole activity is to research and develop a more gas efficient combustible engine which is currently being tested by VFT's director's engineering company. There is no assurance whether the product will be successful. If this current project is not successful or is not accepted by the industry, VFT will continue to have no business operations indefinitely. VFT has no sales and supports its research and development by borrowing from its directors. VFT currently has no other projects in development.

VFT currently has no means to
raise additional funds to
continue its operation.

         VFT has funded its operations strictly through borrowings from one of its directors and space and services donated by its directors. As of September 30, 2001, VFT owes its directors an aggregate of $115,452 in demand notes. The notes do not accrue interest. VFT has operated at a loss since its inception. It currently has no means to repay the notes. If the director were to call the notes, VFT would be required to raise funds from third parties or liquidate its operations. Currently, VFT has no line of credit nor been promised by third parties that such funds will be available.

VFT's product, even if it
successfully passes current
testing, may not be accepted by
the  industry


         VFT has not yet explored the market's receptiveness of its product. As with all new products, there may be hesitation by potential customers to try the product. VFT currently has no marketing department and no relationship with marketing consultants. Further, it may not have the funds necessary to successfully market its product or compete with other products available to customers.

The market in which VFT
operates is intensely
competitive and actions by
its competitors could harm its
business

         VFT must compete with other alternative fuel companies, many of whom are larger, better capitalized, better connected with institutional purchasers of alternative fuels products and more experienced. Barriers to entry in the alternative fuel industry are moderate and increased competition could occur. As VFT seeks to market its product, it will face a greater number of competitors, many of who will be in well-established  markets it seeks to penetrate.  Accordingly,  VFT may not be able to successfully compete against them or any future competitors. Moreover, competitors may be able to respond more quickly to take advantage of new or changing opportunities, technologies and customer preferences and requirements. They also may be able to undertake more extensive promotional activities and offer more attractive rates and other terms to borrowers, gaining a competitive advantage over VFT.

VFT's financial results may
fluctuate as a result of other
factors, including the discovery
of a more practical alternative
fuel mechanism, which makes it
difficult to predict VFT's future
performance

         VFT has had no earnings and no operations except the research and development of its single product. VFT's financial results rely entirely on VFT's ability to successfully develop and market this product. In addition, the following factors influence VFT's revenues and net earnings:

         o        The  ability  of  VFT  to  continue   funding   research   and
                  development;

         o        Competing   products  and   competition   from  better  funded
                  companies;

         o        Managing production of the product, if sales occur, and

         o        The overall demand for alternative fuels products.

         These and other factors may make it difficult to predict VFT's results of operations.

VFT may have difficulty
managing future expansion.

         VFT's future success will be highly dependent upon its ability to successfully manage the commencement of its operations. Currently, VFT has no employees and no operation except research and development. If VFT's product is successful, VFT will need to expand very quickly to meet demand.

         VFT's ability to manage and support its growth effectively will be substantially dependent on its ability to implement adequate financial and management controls, reporting systems, and other procedures and hire sufficient numbers of financial, accounting, administrative, and management personnel. There can be no assurance that VFT will be able to identify, attract, and retain experienced personnel.

         VFT's future operating results will depend on the ability of its management and other key employees to implement a system for operations, financial control, and information management, and to recruit, train, and manage its employee base.

         There can be no assurance that VFT will be able to achieve or manage any such growth successfully or to implement and maintain adequate financial and management controls and procedures, and any inability to do so would have a material adverse effect on our business, results of operations, and financial condition.

Risks Relating to the Merger

The consideration to be paid to
VFT was determined by us and
the members of VFT after
negotiation and may not reflect
any recognized criteria of value.

         The consideration offered to VFT in the merger may not reflect the actual value of our stock and bears no relationship to the assets, book value, earnings, net worth, or any other recognized criteria of value. Consequently, the consideration offered to VFT, which can be deemed an offering price for VFT's assets, was determined arbitrarily and solely by us and VFT. In establishing the offering price, our management considered such matters as VFT's research projects and the general condition of the securities markets. The exchange ratio of the merger should not, however, be considered an indication of our or VFT's actual value. Neither we nor VFT obtained a fairness opinion in connection with the merger.

Certain anti-takeover features
of our articles of incorporation
and bylaws and Nevada law
may have the effect of
discouraging potential
acquisition proposals.

         Upon consummation of the merger, certain provisions of our Articles of Incorporation and Bylaws, along with certain provisions of Nevada statutory law, could discourage potential acquisition proposals and could delay or prevent a change in control. Such provisions could diminish the opportunities for a shareholder to participate in tender offers, including tender offers at a price above the then current market value of our common stock. Such provisions also may inhibit fluctuations in the market price of our common stock that could result from takeover attempts.

VFT may not be profitable.

         VFT has not yet generated revenues from its operations. We cannot assure you that the merged company will generate revenues after the merger.

There is no market for your
shares and you may not be able
to sell them

         There has been no trading market for our common stock. There is no assurance that a trading market will ever exist. The Securities and Exchange Commission carefully scrutinizes reverse shell mergers like this one. The Securities and Exchange Commission may not allow this merger to occur or may only do so after great difficulty.

         Although we intend to ultimately file a registration statement under the Securities Act of 1933, there is no assurance the registration statement will be declared effective by the Securities and Exchange Commission.

         If our registration statement is declared effective, we intend to apply for listing of our common stock on the OTC Bulletin Board. We do not meet the qualifications for NASDAQ or the other national exchanges.
         Although we will be applying to list our common stock on the OTC Bulletin Board, there can be no assurance that our application will be granted and there can be no assurance that an active market will develop for our common stock. Although our director Daniel Hodges has promised to assist us in obtaining a market maker (a requirement for listing), there can be no assurance any broker will be interested in trading our stock. Therefore, it may be difficult to sell your shares if you should desire or need to sell. You may have no more liquidity in your stock even if we are successful in getting our stock transaction registered and getting listed on the OTC Bulletin Board.

         Once we have issued shares of our common stock in the merger, we do not know how our common stock will trade. Even if we are successful in being listed on the OTC Bulleting Board, market price of our common stock may fluctuate significantly due to a number of factors, some of which may be beyond our control, including:

         o the potential absence of securities analysts covering us and distributing research and recommendations about us;

         o the liquidity of our common stock will be low because only 21% of our shares will be in the hands of non-affiliates of the company and such shares are not eligible for sale under exemptions from registration under the Securities Act of 1933;

         o changes in earnings estimates by securities analysts or our ability to meet those estimates;

         o the operating results and stock price performance of other comparable companies;

         o low trading volume because so much of our stock is closely held;

         o        overall stock market fluctuations; and

         o economic conditions generally and in the alternative fuels industry in particular.

         Any of these factors could have a significant and adverse impact on the market price of our common stock. In addition, the stock market in general has experienced extreme volatility and rapid decline that has often been unrelated or disproportionate to the operating performance of particular companies. These broad market fluctuations may adversely affect the trading price of our common stock, regardless of our actual operating performance.

                                  THE COMPANIES

Achievement Investments, Inc.

         Since its inception on July 25, 1997, Achievement Investments, Inc., a Nevada corporation, has not engaged in any operations other than organizational matters. It was formed specifically to be a "blank check" or "clean public shell" corporation, for the purpose of either merging with or acquiring an operating company with operating history assets. We are currently an inactive publicly registered shell corporation with no significant assets or operations. We have not been involved in any litigation nor have we had any prior regulatory problems or business failures. We are not traded on any public market and we have never paid dividends. As of October 31, 2001 (our "Record Date"), we had 26 shareholders of record.

         Our executive offices are located at 11601 E. Lusitano Pl., Tucson, Arizona 85748. Our telephone number is (520) 731-9890. Our President, Secretary and sole director is Daniel L. Hodges.

         As the sole director, Mr. Hodges has commenced implementation of our principal business purpose, which is to seek merger or acquisition candidates. We have sought to acquire assets or shares of an entity actively engaged in business and which generates revenues, in exchange for our securities. We have not and will not, if the merger is not consummated, limit our search to any particular field or industry.

         Mr. Hodges has a controlling interest in numerous shell companies which seek or have effected mergers or acquisitions similar to that which we seek. Mr. Hodges owns 800,000 pre-reverse stock split shares (80 percent) of our outstanding common stock.

         Competition. We are not a significant participant in the market for mergers with, or financing of, development stage enterprises. There are many established management and financial consulting companies and venture capital firms which have significantly greater financial and personnel resources, technical expertise and experience than we have in this field. In view of our limited financial resources and management availability, we continue to be at a significant competitive disadvantage.

         Property. We have no operations and therefore neither rent nor own any property. We operate at 11601 E. Lusitano Pl., Tucson, Arizona 85748, the offices of Daniel L. Hodges. We pay no rent on this space.

         Employees. We have no full-time or part-time employees. Mr. Hodges, our sole officer and director, has agreed to allocate a nominal portion of his time to our activities without compensation.

         Legal Proceedings. We are not subject to any pending litigation, legal proceedings or claims.

         Our Management's Discussion and Analysis of Financial Condition and Results of Operation

         We are an inactive publicly registered shell corporation with no significant assets or operations. There are no trends that will result in or are likely to result in our liquidity increasing or decreasing. We have no material commitments for capital expenditures as of the end of the latest fiscal period. We do not anticipate performing research and development for any products during the next twelve months. We have no full or part time employees and do not anticipate hiring any employees during the next twelve months. We are a public shell corporation created as a vehicle to acquire or merge with another corporation who seeks the perceived advantages of a publicly held corporation. We have, and likely will continue to have, insufficient capital to engage in any operations other than acquiring or merging with another company.

         Trading Market and Dividends. Our stock is not traded on any public market or exchange.

         Holders of common stock are entitled to receive dividends out of assets legally available for this purpose at the times and in the amounts as the Board of Directors may from time to time determine. Holders of common stock will share equally on a per share basis in any dividend declared by the Board of Directors.

         We have not paid any dividends on our common stock and do not anticipate paying any cash dividends in the foreseeable future.

VFT, Inc.

         Founded in 1998, VFT, Inc. is engaged primarily in the business of design and development of high efficiency gasoline fuel conversion systems for both OEM and aftermarket installations. Currently, the company is in the startup phase and has no products or employees.

         VFT's principal offices are located at 513 Pleasant Ave., Oregon City, Oregon 97045 and its phone number is (503) 655-9594. The mailing address is P.O. Box 430, Oregon City, Oregon 97045.

         Products. The sole product currently under development by VFT, Inc. is a fuel saving device called the "Vaporcarb" that is designed to replace current fuel injection and carburetion units on gas combustion automobiles. The Vaporcarb is designed to be installed into an automobile engine by the average mechanically minded consumer or with the services of certified auto mechanics.

         The original Tank Vaporcarb was designed by VFT's director, Bruce Langston. In preliminary tests, Mr. Langston's original design showed a 44% increase in fuel efficiency over standard fuel injection and carburetor applications but certain engineering problems still existed. Bushnell Engineering, Inc., a company wholly-owned by another of VFT's directors, Raymond
B. Bushnell, then redesigned the product and ran controlled laboratory testing on the device. The Vaporcarb showed a 20% increase in fuel efficiency over standard fuel injection engines. The product has once again been modified and is projected to complete beta testing on this version of the product by the end of December 2001. It is VFT's goal to further modify the product until the product's fuel efficiency rises to the 55%-60% range.

         If the tests are successful, VFT will seek out customers and distribution channels for the Vaporcarb and hopes to sell the Vaporcarb for a price of between $500 and $800 per unit. We hope to make the Vaporcarb available to consumers in mid-February 2003.

         Competition. Technologies developed by VFT are expected to compete directly with existing products in the rapidly expanding alternate fuel industry. Currently, the primary competition to VFT's Vaporcarb are compressed natural gas engines. Most alternate fuel vehicles being used today run on compressed natural gas. Some of these converted automobiles contain both the customary gas and the pressurized compressed natural gas tanks. VFT believes that although compressed natural gas engines have an advantage as an already accepted alternate fuel engine by the automobile industry, the conversion of an automobile to the Vaporcarb will be less expensive and less complicated than conversion to natural gas. VFT also believes that drivers would be more receptive to the Vaporcarb as an alternate fuel device because the Vaporcarb engine uses regular pump gasoline, eliminating the hassle of locating the limited compressed natural gas pumps.

         Another potential source of competition that VFT reviews periodically are the recent patents filed by automobile makers regarding gasoline vapor technology. The automobile makers are larger and better funded than VFT. They are in a better position to exploit and market their alternate fuel products. VFT still believes from its reviews of the patent application designs that the new alternate fuel technology proposed would require significant changes to current engine designs and expensive retrofitting for automobiles currently in use. In contrast, the Vaporcarb is designed to be integrated into new vehicle engines or retrofitted at a relatively low cost.

         Customers and Marketing. VFT is still focused on developing the Vaporcarb. It has not engaged in extensive customer research or marketing and will not do so until the Vaporcarb has successfully completed all its product tests. VFT plans to begin sales of the Vaporcarb as retrofit packages available to customers through retail automotive shops. Ultimately, VFT plans to pursue license agreements with auto manufacturers.

         Suppliers. Because VFT has not yet begun production of the Vaporcarb, VFT currently has no suppliers. All of the parts needed for the Vaporcarb in its current design are available from multiple suppliers.

         IP and other assets. VFT has engaged the services of attorney Robert Harrington of Portland, Oregon to file the necessary patent protection for VFT's fuel efficiency device. Mr. Harrington performed a preliminary patent search. Engineers at Bushnell Engineering, Inc. reviewed the results of the preliminary patent search and believe there are no current patents like the Vaporcarb. However, this is not the only criteria for acceptance of a patent by the US Patent and Trademark Office and no assurance the Vaporcarb patent will be issued. VFT is in the process of preparing the patent application and plans to file the patent application. VFT estimates it will take from 24 to 30 months before a patent is issued.

         Facilities. VFT is currently occupying 2,000 square feet of office and shop space located at 513 Pleasant Ave., Oregon City, Oregon 97045. The lease is provided without rent by the president of VFT. The president has committed to continue to provide the space without rent until VFT has revenues substantial enough to provide for market rate lease payments. There is no written agreement memorializing this agreement.

         VFT expects to move to a new 2,500 square foot location at 25023 Beeson, Beaver Creek, Oregon 97004 in December 2001 upon completion of new construction at that location. The lease will be without rent at that location as well until revenues allow for lease payments. This property is owned by a VFT director, Ray Bushnell. There is no written agreement memorializing this agreement.

         Employees. As of October 31, 2001, VFT had no employees. All services in developing and testing the Vaporcarb have been donated by one of VFT's directors.

         Regulatory Compliance. The US Department of Transportation and the National Transportation Safety Board regulate the design of engines used in commercial automobiles. VFT anticipates that it will need to provide design and test result data to these two federal agencies before it can market the Vaporcarb. This approval process can be long; this will be the first time VFT has been through the process. VFT intends to begin the approval process upon completion of the production version of Vaporcarb.

         To date, VFT has been focusing on the research and development of the Vaporcarb. Bushnell Engineering, Inc., a company owned by one of VFT's directors, has been providing research and testing services to VFT for free, with certain out-of-pocket expenses paid by VFT from funds borrowed from other directors. At the current level of funding through borrowings from affiliates and if Bushnell continues to provide free research and testing services, VFT expects that it will take another 12 to 15 months before the Vaporcarb is ready to be produced for sale. VFT expects to need to hire consultants to assist it in regulatory issues, sales and marketing Vaporcarb.

         Legal Proceedings. VFT is not subject to any pending litigation, legal proceedings or claims.

VFT's Management Discussion and Analysis of Financial Condition and Results of Operation

         The following discussion should be read in conjunction with VFT's financial statements and notes thereto appearing elsewhere in this information statement. The following discussion contains forward-looking statements, including, but not limited to, statements concerning our plans, anticipated expenditures, the need for additional capital and other events and circumstances described in terms of our expectations and intentions. You are urged to review the information set forth under the captions for factors that may cause actual events or results to differ materially from those discussed below.

         Overview. VFT, Inc. is a startup company engaged in research and development of its product, Vaporcarb. Currently, VFT, Inc. has no employees and no products on the market.

         Revenues. VFT's product is still in the research and development phase and not yet ready for sale. VFT has no sales revenue.

         Costs and Expenses. VFT has no employees and receives use of its office space without rental payments. To date, VFT's primary operations have been the research and development of its product, Vaporcarb. Therefore, the majority of VFT's expenses are related to the purchase of product materials and cost of testing the Vaporcarb. VFT classifies all expenses under "General and
Administrative Expenses," including the expenses related to research and development.

         Net Loss. For the fiscal year ended March 31, 2000, VFT realized a net loss totaling $30,000. For the year ended March 31, 2001, VFT's net loss was $31,074. For the six months ended September 30, 2001, VFT realized a net loss totaling $59,407. The net loss reflects the costs associated with research and development.

Liquidity and Capital Resources

         As of September 30, 2001, VFT had no cash for operations and had outstanding a $115,452 demand promissory note to two of its directors. The note does not bear interest. To date the lack of cash has not prevented VFT from its research and development of the Vaporcarb. Bushnell Engineering Inc., a company owned by one of VFT's directors, has been providing research and testing services to VFT for free, with certain out-of-pocket expenses paid by VFT from funds borrowed from other directors. At the current level of funding through borrowings from affiliates and if Bushnell continues to provide free research and testing services, VFT expects that it will take another 12 to 15 months before the Vaporcarb is ready to be produced for sale. VFT expects to need to hire consultants to assist it in regulatory issues, sales and marketing Vaporcarb.

         VFT expects that it will need to raise funds through either private or public placements of equity in the next 12 months to complete the development of Vaporcarb and successfully introduce Vaporcarb to the market. VFT believes that if it were able to raise $2,000,000, VFT would be able to run multiple engine test of Vaporcarb concurrently, thereby completing the testing of the product faster, and hire the appropriate consultants necessary to make the Vaporcarb ready for sale to the public.

         VFT currently has no offers by investors to invest in VFT and VFT has not sought a line of credit with any lending agency. If VFT does not raise funds through the sale of equity, VFT will continue to fund its operations through borrowed funds from its directors, however, there are no guarantees from any of the directors that they will continue to lend funds to VFT or lend funds on such favorable terms in the future.

Description of VFT's Capital Stock

         VFT has 15,000 shares of common stock authorized at no par value. As of September 30, 2001, there were 11,000 shares issued and outstanding. There are no agreements to issue any additional stock. There are no voting trusts between VFT and its shareholders relative to the outstanding common stock.

                   PROPOSAL NO. 3 CHANGE IN OUR CORPORATE NAME

         Following the merger, our board of directors and the majority shareholder has decided that it is in our best interest to change our name to reflect the merger with VFT in order to capture the goodwill associated with that name. Therefore, following the closing of the merger we will amend our articles of incorporation to change our name to Vapor Fuel Technologies, Inc. The form of amendment is attached hereto as Appendix A.

              PROPOSAL NO. 4 AUTHORIZE BLANK CHECK PREFERRED STOCK

         Our majority shareholder has approved an amendment to our articles of incorporation which would allow for the issuance of preferred stock. At the present time, our articles of incorporation do not allow for the issuance of preferred stock. The board of directors has reviewed this matter and has decided that it is in our best interest to amend our articles of incorporation to provide for 10,000,000 shares of post-reverse stock split "blank check" preferred stock.

         Blank check preferred stock is preferred stock that is generally authorized for issuance without any determination of rights and preferences attached to it. The final decision as to the rights and preferences of preferred stock that is issued rests in the hands of the board of directors without any further shareholder approval requirement. In other words, the board of directors can issue preferred stock in one or more classes with varying rights and preferences from time to time without asking your permission.

         As mentioned above, the board of directors reviewed this matter and determined that not having the ability to issue preferred stock was a detriment to our ability to achieve our business strategy. In addition, in the context of the merger, the lack of authorized preferred stock would hinder our ability to raise additional capital, assuming the merger is consummated, for ongoing business operations.

         The form of amendment that is attached hereto as Appendix A.

                               GENERAL INFORMATION

Security Ownership of Our Shares By Certain Beneficial Shareholders

         As of October 31, 2001, Daniel L. Hodges was: (i) the only person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, and (ii) is our sole director and executive officer. Mr. Hodges has sole voting and investment power as to the shares shown below.

           Name and Address of Beneficial
                        Owner                        Amount             Percent
         ------------------------------------   ----------------   -------------
         Daniel L. Hodges                           800,000(1)             80%
         President and Director
         11601 E. Lusitano Pl.
         Tucson, AZ  85748
         (1)      Shares shown on a pre-reverse stock split basis.

         After the 5 to 1 reverse stock split and the merger, our shareholders will own 200,000 shares or 29% of the Company.

Executive Compensation of our Directors and Officers

         Mr. Hodges, the sole officer and director has not received any compensation for his services as an officer or director, at any time.

Shareholder Proposals

         If the merger is not consummated, we may hold an annual meeting of shareholders during 2002. In the event such a meeting is held, any shareholder notice of a proposal intended to be presented at such meeting must be received at our principal offices no later than the close of business of the sixtieth day prior to the meeting, unless the public announcement is first made by us fewer than seventy days prior to the date of such annual meeting, then the notice must be received by the close of business on the tenth day following the day on which the public announcement of the date of such annual meeting is made.

         A shareholders' notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the shareholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the shareholder, (iv) any material interest of the shareholder in such business and (v) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, in his capacity as a proponent of a shareholder proposal. Notwithstanding the foregoing, in order to include information with respect to a shareholder proposal in the proxy statement and form of proxy for a shareholders' meeting, shareholders must provide notice as required by the regulations promulgated under the 1934 Act.

Management Following the Merger

         The following table sets forth the names, positions and ages of our directors and executive officers following the merger. All directors are elected at each annual meeting and serve for one year and until their successors are elected and qualify. Officers are elected by the Board of Directors and their terms of office are at the discretion of the Board.

Name of Director/Officer   Age      Position(s) With Company

C. Thomas Davis            50       Director and Chief Executive Officer
Ray Bushnell               44       Director and President
Floyd Hambelton            74       Director
Larry Chace                65       Secretary and Treasurer

         C. Thomas Davis has been a practicing attorney with a general practice since 1982. Mr. Davis earned his juris doctorate from Northwestern School of Law in 1981 and a Master of Education in 1975. Prior to practicing law, Mr. Davis was a secondary school teacher.

         Ray Bushnell is the president and chief designer of Bushnell Engineering, Inc., a company that designs industrial and consumer products. Mr. Bushnell has served in that capacity since 1991. Prior to working at Bushnell Engineering, Inc., Mr. Bushnell was the director of research and development for Southern Steel Company, a subsidiary of Phelps Tionton, from 1988 to 1991, during which he oversaw the design and engineering of electronic, electro-mechanical, hydraulic and pneumatic engineered devices. Mr. Bushnell also designed electro-security devices for Republic Security Systems, Inc. and National Security Products, Inc. Several designs by Mr. Bushnell have been awarded patents.

         Floyd Hambelton is a major shareholder and the operator of Hambelton Bros. Lumber Co., a lumber manufacturer located in Washougal, Washington. Mr. Hambelton has served in that capacity since 1971.

         Larry Chace is the Director of sales and marketing at Chemtek, Inc. and has served in that capacity since 1996. Prior to working at Chemtek, Inc., Mr. Chace was a self-employed investment relations consultant who worked as an independent contractor to Canadian corporations from 1985 through 1996.

         Our Principal Shareholder.

         As of July 23, 2001, Daniel L. Hodges holds 800,000 pre-reverse stock split shares of our common stock which represents 80% of our issued and outstanding capital stock. He is also our sole director and executive officer. Twenty-five shareholders hold the remaining 200,000 pre-reverse stock split shares of our common stock. None of the 25 shareholders owns in excess of 1% of our shares.

         PROPOSAL NO. 5 ADOPTION OF THE 2001 INCENTIVE STOCK OPTION PLAN

Summary of the 2001 stock option plan

         Our board of directors adopted the 2001 Stock Option Plan on July 17, 2001. The Plan authorizes us to issue 1,000,000 pre-reverse stock split shares of common stock for issuance upon exercise of options. The Plan authorizes us to grant to our key employees (i) incentive stock options to purchase shares of common stock and (ii) non-qualified stock options to purchase shares of common stock.

Objectives

         The objective of the Plan is to provide incentives to our key employees and directors to achieve financial results aimed at increasing shareholder value and attracting talented individuals to the Company. Persons eligible to be granted incentive stock options under the Plan will be those employees whose performance, in the judgment of the compensation committee of our board of directors, can have significant effect on our success.

Oversight

         The compensation committee of our board of directors will administer the Plan by making recommendations to the board or determinations regarding the persons to whom options should be granted and the amount, terms, conditions and restrictions of the awards. It also has the authority to interpret the provisions of the Plan and to establish and amend rules for its administration subject to the Plan's limitations. The compensation committee is comprised of non-employee directors as required by Rule 16b-3 of the Securities and Exchange Act of 1934, as amended.

Types of grants

         The Plan allows for the grant of both incentive stock options and incentive stock options. The Plan does not specify what portion of the awards may be in the form of incentive stock options or non-statutory options. Incentive stock options awarded our to employees are qualified stock options under the Internal Revenue Code.

Statutory conditions on stock options

         Incentive stock options granted under the Plan must have an exercise price at least equal to 100% of the fair market value of the common stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the common stock on the date of grant.

- Exercise price

         Non-statutory stock options may have exercise prices as determined by the compensation committee of our board of directors.

- Dollar limit

         The aggregate fair market value, determined as of the time an incentive stock option is granted, of the common stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year cannot exceed $100,000. However, there is no aggregate dollar limitation on the amount of non-statutory stock options that may be exercisable for the first time during any calendar year.

- Expiration date

         Any option granted under the Plan will expire at the time fixed by the compensation committee, which cannot be more than ten years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of our stock or of any subsidiary corporation, not more than five years after the date of grant.

- Exerciseability

         The compensation committee may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or part at any time during its term. However, the compensation committee may accelerate the exerciseability of any option at its discretion.

- Assignability

         Options granted under the Plan are not assignable. Incentive stock options may be exercised only while the optionee is employed by us or within twelve months after termination by reason of death or disabilities or within three months after termination for any other reason.

Payment upon exercise of options

         Payment of the exercise price for any option may be in cash, by withheld shares which, upon exercise, have a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax) or in the form of shares of our common stock.


Tax consequences of options

         An employee or director will not recognize income on the awarding of incentive stock options and nonstatutory options under the Plan.

         An optionee will recognize ordinary income as the result of the exercise of a nonstatutory stock option in the amount of the excess of the fair market value of the stock on the day of exercise over the option exercise price.

         An employee will not recognize income on the exercise of an incentive stock option, unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. The employee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of: (i) two years from the date of award of the option or (ii) one year from the date of exercise. If the shares are not held for the required period of time, the employee will recognize ordinary income to the extent the fair market value of the stock at the time the option is exercised exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term capital gain. Exercise of an option with previously owned stock is not a taxable disposition of such stock. An employee generally must include in alternative minimum taxable income the amount by which the price he paid for an incentive stock option is exceeded by the option's fair market value at the time his rights to the stock are freely transferrable or are not subject to a substantial risk of forfeiture.

                         INDEPENDENT ACCOUNTANT'S REPORT


Achievement Investments, Inc.
(A Development Stage Company)


        We have reviewed the accompanying balance sheets of Achievement Investments, Inc. (a development stage company) as of September 30, 2001 and December 31, 2000 and the related statements of operations for the three and nine month periods ended September 30, 2001 and 2000 and cash flows for the nine month periods ended September 30, 2001 and 2000. These financial statements are the responsibility of the Company's management.

        We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statement taken as a whole. Accordingly, we do not express such an opinion.

        Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with generally accepted accounting principles.

                                                   Respectfully submitted



                                                   /S/ ROBISON, HILL & CO.
                                                   Certified Public Accountants

Salt Lake City, Utah
November 13, 2001

                          ACHIEVEMENT INVESTMENTS, INC.
                          (A Development Stage Company)
                                 BALANCE SHEETS

                                                                September 30,    December 31,
                                                                    2001             2000
                                                               ---------------  --------------
Assets:                                                        $             -  $            -
                                                               ===============  ==============

Liabilities - Accounts Payable                                 $         1,558  $            -
                                                               ---------------  --------------

Stockholders' Equity:
  Common Stock, Par value $.001
    Authorized 100,000,000 shares,
    Issued 1,000,000 Shares at September 30, 2001
    and December 31, 2000                                                1,000           1,000
  Paid-In Capital                                                        4,203           2,531
  Retained Deficit                                                      (1,200)         (1,200)
  Deficit Accumulated During the
    Development Stage                                                   (5,561)         (2,331)
                                                               ---------------  --------------

     Total Stockholders' Equity                                         (1,558)              -
                                                               ---------------  --------------

     Total Liabilities and
       Stockholders' Equity                                    $             -  $            -
                                                               ===============  ==============




                       See accompanying notes and accountants' report.

                          ACHIEVEMENT INVESTMENTS, INC.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS

                                                                                  Cumulative
                                                                                since October
                                                                                   20, 1999
                                                                                  Inception
                       For the Three Months Ended   For the Nine Months Ended         of
                             September 30,                September 30,           Development
                      ----------------------------  -----------------------------
                           2001          2000          2001           2000          Stage
                      --------------  ------------  -------------  ------------  --------------
Revenues:             $            -  $          -  $          -  $           -  $            -

Expenses:                      1,630           352         3,230          1,287           5,561
                      --------------  ------------  ------------  -------------  --------------

     Net Loss         $       (1,630) $       (352) $     (3,230) $      (1,287) $       (5,561)
                      ==============  ============  ============  =============  ==============

Basic & Diluted Loss
Per Share             $            -  $          -  $          -  $           -
                      ==============  ============  ============  =============


















                       See accompanying notes and accountants' report.

                          ACHIEVEMENT INVESTMENTS, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                  Cumulative
                                                                                since October
                                                                                   20, 1999
                                                  For the Nine Months Ended      Inception of
                                                        September 30,            Development
                                               -------------------------------
                                                    2001            2000            Stage
                                               --------------- ---------------  --------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                                       $        (3,230)$        (1,287) $       (5,561)
Increase (Decrease) in Accounts Payable                  1,558             312           1,358
                                               --------------- ---------------  --------------
  Net Cash Used in operating activities                 (1,672)           (975)         (4,203)
                                               --------------- ---------------  --------------

CASH FLOWS FROM INVESTING
ACTIVITIES:
Net cash provided by investing activities                    -               -               -
                                               --------------- ---------------  --------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Capital contributed by shareholder                       1,672             975           4,203
                                               --------------- ---------------  --------------
Net Cash Provided by
  Financing Activities                                   1,672             975           4,203
                                               --------------- ---------------  --------------

Net (Decrease) Increase in
  Cash and Cash Equivalents                                  -               -               -
Cash and Cash Equivalents
  at Beginning of Period                                     -               -               -
                                               --------------- ---------------  --------------
Cash and Cash Equivalents
  at End of Period                             $             - $             -  $            -
                                               =============== ===============  ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                                     $             -  $            -  $            -
  Franchise and income taxes                   $             -  $            -  $          500

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING
ACTIVITIES: None

                        See accompanying notes and accountants' report.

                          ACHIEVEMENT INVESTMENTS, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        This summary of accounting policies for Achievement Investments, Inc. (a development stage company) is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Interim Reporting

        The unaudited financial statements as of September 30, 2001 and for the nine month period then ended reflect, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to fairly state the financial position and results of operations for the nine months. Operating results for interim periods are not necessarily indicative of the results which can be expected for full years.

Organization and Basis of Presentation

        The Company was incorporated under the laws of the State of Nevada on July 25, 1997. The Company ceased all operating activities during the period from July 25, 1997 to October 20, 1999 and was considered dormant. Since October 20, 1999, the Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

        The Company has no products or services as of September 30, 2001. The Company was organized as a vehicle to seek merger or acquisition candidates. The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company.

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of nine months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                          ACHIEVEMENT INVESTMENTS, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Loss per Share

        The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                                                  Per-Share
                                                  Income           Shares           Amount
                                                  ------           ------           ------
                                                (Numerator)     (Denominator)

                                               For the Three Months Ended September 30, 2001
Basic Loss per Share
Loss to common shareholders                   $        (1,630)       1,000,000  $            -
                                              ===============  ===============  ==============

                                               For the Three Months Ended September 30, 2000
Basic Loss per Share
Loss to common shareholders                   $          (352)       1,000,000  $            -
                                              ===============  ===============  ==============

                                                For the Nine Months Ended September 30, 2001
Basic Loss per Share
Loss to common shareholders                   $        (3,230)       1,000,000  $            -
                                              ===============  ===============  ==============

                                                For the Nine Months Ended September 30, 2000
Basic Loss per Share
Loss to common shareholders                   $        (1,287)       1,000,000  $            -
                                              ===============  ===============  ==============

        The  effect  of   outstanding   common   stock   equivalents   would  be
anti-dilutive for September 30, 2001 and 2000 and are thus not considered.

Concentration of Credit Risk

        The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

Reclassification

        Certain   reclassifications   have  been  made  in  the  2000  financial
statements to conform with the September 30, 2001 presentation.

                          ACHIEVEMENT INVESTMENTS, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
                                   (Continued)

NOTE 2 - INCOME TAXES

        As of September 30, 2001, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $6,800 that may be offset against future taxable income through 2021. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carry-forwards will expire unused. Accordingly, the potential tax benefits of the loss carry-forwards are offset by a valuation allowance of the same amount.

NOTE 3 - DEVELOPMENT STAGE COMPANY

        The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

NOTE 4 - COMMITMENTS

        As of September 30, 2001 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

                         INDEPENDENT ACCOUNTANT'S REPORT


Vapor Fuel Technologies, Inc.
(A Development Stage Company)


        We have reviewed the accompanying balance sheets of Vapor Fuel Technologies, Inc. (a development stage company) as of September 30, 2001 and March 31, 2001 and the related statements of operations for the three and six months ended September 30, 2001 and 2000, and cash flows for the six months ended September 30, 2001 and 2000. These financial statements are the responsibility of the Company's management.

        We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statement taken as a whole. Accordingly, we do not express such an opinion.

        Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with generally accepted accounting principles.

                                                   Respectfully submitted



                                                   /S/ ROBISON, HILL & CO.
                                                   Certified Public Accountants

Salt Lake City, Utah
November 19, 2001

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                                 BALANCE SHEETS

                                                                September 30,     March 31,
                                                                    2001             2001
                                                               ---------------  --------------
Assets:
   Patent                                                      $         7,001  $            1
   Less: Amortization Expense                                             (233)              -
                                                               ---------------  --------------

     Total Assets                                              $         6,768  $            1
                                                               ===============  ==============

Liabilities:
   Notes Payable                                               $       115,452  $       56,000
   Accounts Payable                                                        525              75
                                                               ---------------  --------------

     Total Liabilities                                                 115,977          56,075
                                                               ---------------  --------------

Stockholders' Equity:
  Common Stock, no par value
    Authorized 15,000 shares,
    11,000 Shares Issued at September 30, 2001
    and March 31, 2001                                                  13,996          13,996
  Contributed Capital                                                    6,272               -
  Deficit Accumulated During the
    Development Stage                                                 (129,477)        (70,070)
                                                               ---------------  --------------

     Total Stockholders' Equity                                       (109,209)        (56,074)
                                                               ---------------  --------------

     Total Liabilities and
       Stockholders' Equity                                    $         6,768  $            1
                                                               ===============  ==============














                       See accompanying notes and accountants' report.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS

                                                                                  Cumulative
                                                                                 since August
                                                                                   4, 1998
                                  For the three months    For the six months     inception of
                                  ended September 30,     ended September 30,    development
                                 ---------------------- -----------------------
                                    2001        2000       2001        2000         stage
                                 ----------- ---------- ----------- ----------- --------------
Revenues:                        $         - $        - $         - $         - $            -

Expenses:
  General & Administrative            43,094     10,358      55,300      10,358        116,374
                                 ----------- ---------- ----------- ----------- --------------

Operating Income (Loss)              (43,094)   (10,358)    (55,300)    (10,358)      (116,374)
                                 ----------- ---------- ----------- ----------- --------------

Other Income (Expense)
  Interest                            (2,388)    (1,298)     (4,107)     (1,298)       (13,103)
                                 ----------- ---------- ----------- ----------- --------------

  Net Income (Loss)              $   (45,482)$  (11,656)$   (59,407)$   (11,656)$     (129,477)
                                 =========== ========== =========== =========== ==============

Basic & Diluted loss per share   $     (4.13)$        - $     (5.40)$         -
                                 =========== ========== =========== ===========















                       See accompanying notes and accountants' report.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                  Cumulative
                                                                                 Since August
                                                                                   4, 1998
                                                    For the Six Months Ended     Inception of
                                                         September 30,           Development
                                                 ------------------------------
                                                      2001           2000           Stage
                                                 -------------- --------------- --------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                                         $      (59,407)$       (11,656)$     (129,477)

Adjustments to reconcile net loss to net
cash used in operating activities:
    Amortization                                            233               -            233
    Issuance of Stock for Expenses                            -               -          4,999
    Issuance of Stock for Interest on Note Payable            -               -          8,996
    Imputed Interest Converted to Contributed
    Capital                                               6,272               -          6,272

Change in operating assets and liabilities:
    Increase (Decrease) in Accounts Payable                 450               -            525
                                                 -------------- --------------- --------------

Net Cash Used in operating activities                   (52,452)        (11,656)      (108,452)
                                                 -------------- --------------- --------------

CASH FLOWS FROM INVESTING
ACTIVITIES:

Purchase of Patent                                       (7,000)              -         (7,000)
                                                 -------------- --------------- --------------

  Net cash provided by investing activities              (7,000)              -         (7,000)
                                                 -------------- --------------- --------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Proceeds from Notes Payable                              59,452          11,656        115,452
                                                 -------------- --------------- --------------
Net Cash Provided by
  Financing Activities                                   59,452          11,656        115,452
                                                 -------------- --------------- --------------

Net (Decrease) Increase in
  Cash and Cash Equivalents                                   -               -              -
Cash and Cash Equivalents
  at Beginning of Period                                      -               -              -
                                                 -------------- --------------- --------------
Cash and Cash Equivalents
  at End of Period                               $            - $             - $            -
                                                 ============== =============== ==============

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                  Cumulative
                                                                                 Since August
                                                                                   4, 1998
                                                    For the Six Months Ended     Inception of
                                                         September 30,           Development
                                                 ------------------------------
                                                      2001           2000           Stage
                                                 -------------- --------------- --------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                                       $            - $             - $            -
  Franchise and income taxes                     $            - $             - $           75

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING
ACTIVITIES:
Stock Issued for Patent                          $            - $             - $            1





















                        See accompanying notes and accountants' report.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

        This summary of accounting policies for Vapor Fuel Technologies, Inc. (a development stage company) is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Interim Reporting

        The unaudited financial statements as of September 30, 2001 and for the three and six month period then ended reflect, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to fairly state the financial position and results of operations for the three and six months. Operating results for interim periods are not necessarily indicative of the results which can be expected for full years.

Organization and Basis of Presentation

        The Company was incorporated under the laws of the State of Oregon on August 4, 1998. Since August 4, 1998, the Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

        The Company has no products or services as of September 30, 2001. The Company was organized as a vehicle to research and develop alternative fuel systems and fuel efficiency enhancement systems for the internal combustion engine.

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of six months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Stock Compensation for Non-Employees

        The Company accounts for the fair value of its stock compensation grants for non-employees in accordance with FASB Statement 123. The fair value of each grant is equal to the market price of the Company's stock on the date of grant if an active market exists or at a value determined in an arms length negotiation between the Company and the non-employee.

Fixed Assets

        The patent is stated at cost and will be amortized, on a straight-line basis, over the estimated useful life of fifteen years.

        The Company has adopted the Financial Accounting Standards Board SFAS No., 121, "Accounting for the Impairment of Long-lived Assets." SFAS No. 121 addresses the accounting for (i) impairment of long-lived assets, certain identified intangibles and goodwill related to assets to be held and used, and
(ii) long-live lived assets and certain identifiable intangibles to be disposed of. SFAS No. 121 requires that long-lived assets and certain identifiable intangibles be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the sum of the expected future cash flows from the used of the asset and its eventual disposition (un-discounted and without interest charges) is less than the carrying amount of the asset, an impairment loss is recognized.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Loss per Share

        The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                                                  Per-Share
                                                  Income           Shares           Amount
                                                  ------           ------           ------
                                                (Numerator)     (Denominator)

                                               For the Three Months Ended September 30, 2001
                                              ------------------------------------------------
Basic Loss per Share
Loss common shareholders                      $       (45,482)          11,000  $        (4.13)
                                              ===============  ===============  ==============

                                               For the Three Months Ended September 30, 2000
                                              ------------------------------------------------
Basic Loss per Share
Loss to common shareholders                   $       (11,656)               -  $            -
                                              ===============  ===============  ==============

                                                For the Six Months Ended September 30, 2001
                                              ------------------------------------------------
Basic Loss per Share
Loss to common shareholders                   $       (59,407)          11,000  $       (5.40)
                                              ===============  ===============  ==============

                                                For the Six Months Ended September 30, 2000
                                              ------------------------------------------------
Basic Loss per Share
Loss to common shareholders                   $       (11,656)               -  $            -
                                              ===============  ===============  ==============

        The  effect  of   outstanding   common   stock   equivalents   would  be
anti-dilutive for September 30, 2001 and 2000 and are thus not considered.

Concentration of Credit Risk

        The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

Reclassification

        Certain   reclassifications   have  been  made  in  the  2000  financial
statements to conform with the September 30, 2001 presentation.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
                                   (Continued)

NOTE 2 - INCOME TAXES

        As of September 30, 2001, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $129,000 that may be offset against future taxable income through 2021. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carry-forwards will expire unused. Accordingly, the potential tax benefits of the loss carry-forwards are offset by a valuation allowance of the same amount.

NOTE 3 - DEVELOPMENT STAGE COMPANY

        The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

NOTE 4 - COMMITMENTS

        As of September 30, 2001 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 5- NOTE PAYABLE FROM SHAREHOLDER

        The Company has borrowed money from a shareholder in order to pay general and administrative expenses. Per the promissory note, amounts due to the shareholder are non-interest bearing, unsecured and payable at anytime the shareholder desires. For purposes of these financial statements interest has been calculated at an imputed interest rate of 10 percent for the periods ending September 30, 2001 and March 31, 2001. As of September 30, 2001 and March 31, 2001, the Company owed $115,452 and $56,000, respectively, relating to these notes.

NOTE 6 - STOCK ISSUANCE

        On March 1, 2001 the Board of Directors voted to change the authorized number of shares from 10,000 to 15,000. All references in the accompanying financial statements to the number of common shares and per-share amounts for 2001 and 2000 have been restated to reflect the increase in authorized shares.

        Also, on March 1, 2001 the Board of Directors granted 8,500 shares, no par value, to be issued for payment of accounts payable of $4,999 and $1 for acquisition of a patent. 2,500 shares were also granted for payment of interest on notes payable.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

        On July 24, 2001, Achievement Investments, Inc., (a development stage company) ("Achievement Investments") and VFT, Inc., (a development stage company) ("VFT") executed a merger agreement whereby VFT will merge into Achievement Investments, with Achievement Investments being the surviving entity. The following unaudited pro forma condensed combined financial statements are based on the September 30, 2001 unaudited historical financial statements of Achievement Investments and VFT contained elsewhere herein, giving effect to the transaction under the purchase method of accounting, with Achievement Investments treated as the acquiring entity for financial reporting purposes. The unaudited pro forma condensed combined balance sheet presenting the financial position of the combined company assumes the exchange occurred as of September 30, 2001. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2000 presents the results of operations of the combined company, assuming the exchange was completed on January 1, 2000. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2001 presents the results of operations of the combined company, assuming the exchange was completed on January 1, 2001.

        The unaudited pro forma condensed combined financial statements have been prepared by management of Achievement Investments and VFT based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of both Achievement Investments and VFT (including the notes thereto) included in this Form. See "FINANCIAL STATEMENTS."

                         UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                      SEPTEMBER 30, 2001

                                                               Achievement                                            Pro Forma
                                                               Investments,        VFT,         Pro Forma              Combined
                                                                   Inc.            Inc.        Adjustments             Balance
                                                              --------------  --------------  --------------        --------------
ASSETS
Current Assets                                                $            -  $            -  $            -        $            -
Patent (net)                                                               -           6,768               -                 6,768
                                                              --------------  --------------  --------------        --------------

     Total Assets                                             $            -  $        6,768  $            -        $        6,768
                                                              ==============  ==============  ==============        ==============

LIABILITIES AND STOCKHOLDERS'
EQUITY
Current Liabilities                                           $        1,558  $      115,977  $            -        $      117,535
                                                              --------------  --------------  --------------        --------------

    Total Liabilities                                                  1,558         115,977               -               117,535
                                                              --------------  --------------  --------------        --------------

Stockholders' Equity:
  Common Stock                                                         1,000          13,996         (14,296)    A             700
  Additional Paid in Capital                                           4,203           6,272          (5,972)    A           4,503
  Retained Deficit                                                    (1,200)              -               -                (1,200)
  Deficit Accumulated During the
     Development Stage                                                (5,561)       (129,477)        129,477     A
                                                                                                    (109,209)    B        (114,770)
                                                              --------------  --------------  --------------        --------------
     Total Stockholders' Equity (Deficit)                             (1,558)       (109,209)              -              (110,767)
                                                              --------------  --------------  --------------        --------------

     Total Liabilities and Stockholders' Equity               $            -  $        6,768  $            -        $        6,768
                                                              ==============  ==============  ==============        ==============




    See accompanying notes to unaudited pro forma condensed combined financial statements.

                         UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                             FOR THE YEAR ENDED DECEMBER 31, 2000

                                                               Achievement                                            Pro Forma
                                                               Investments,        VFT,         Pro Forma              Combined
                                                                   Inc.            Inc.        Adjustments             Balance
                                                              --------------  --------------  --------------        --------------

Revenues:                                                     $            -  $            -  $             -       $            -

Expenses:
   General & Administrative                                            2,181          30,806               -                32,987
                                                              --------------  --------------  --------------        --------------

Net Operating Income (Loss)                                           (2,181)        (30,806)              -               (32,987)

Other Income (Expenses)
   Interest Expense                                                        -          (4,197)              -                (4,197)
   Write-off of Purchased Goodwill                                         -               -        (109,209)    B        (109,209)
                                                              --------------  --------------  --------------        --------------

Net Income (Loss)                                             $       (2,181) $      (35,003) $     (109,209)       $     (146,393)
                                                              ==============  ==============  ==============        ==============

Income (Loss) per share                                       $            -  $        (3.18)                       $        (0.21)
                                                              ==============  ==============                        ==============

Weighted average shares outstanding                                1,000,000          11,000                               700,000






    See accompanying notes to unaudited pro forma condensed combined financial statements.

                         UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                         FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                                                               Achievement                                            Pro Forma
                                                               Investments,        VFT,         Pro Forma              Combined
                                                                   Inc.            Inc.        Adjustments             Balance
                                                              --------------  --------------  --------------        --------------

Revenues:                                                     $            -  $            -  $            -        $            -

Expenses:
   General & Administrative                                            3,230          63,069               -                66,299
                                                              --------------  --------------  --------------        --------------

Net Operating Income (Loss)                                           (3,230)        (63,069)              -               (66,299)

Other Income (Expenses)
   Interest Expense                                                        -          (5,081)              -                (5,081)
   Write-off of Purchased Goodwill                                         -               -        (109,209)    B        (109,209)
                                                              --------------  --------------  --------------        --------------

Net Income (Loss)                                             $       (3,230) $      (68,150) $     (109,209)       $     (180,589)
                                                              ==============  ==============  ==============        ==============

Income (Loss) per share                                       $            -  $        (6.20)                       $        (0.26)
                                                              ==============  ==============                        ==============

Weighted average shares outstanding                                1,000,000          11,000                               700,000






    See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS

(1)     General

In the merger, VFT will be merged into Achievement Investments, with Achievement Investments being the surviving entity. Achievement Investments will acquire all of the outstanding common stock of VFT, in exchange for 500,000 shares of Achievement Investments Common Stock, or approximately 71% of the Achievement Investments Common Stock outstanding subsequent to the exchange, subject to certain adjustments. Prior to the exchange, Achievement Investments will execute a 5 to 1 reverse stock split, reducing the number of shares outstanding to 200,000 and reducing the par value to $0.005. VFT has not yet performed a detailed evaluation and appraisal of the fair market value of the net assets sold in order to allocate the purchase price among the assets sold. For purposes of preparing these pro forma financial statements, certain assumptions as set forth in the notes to the pro forma adjustments have been made in allocating the sales price to the net assets sold. As such, the pro forma adjustments discussed below are subject to change based on final appraisals and determination of the fair market value of the assets and liabilities of VFT.

(2)     Fiscal Year Ends

        The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2000 and the nine months ended September 30, 2001, include Achievement Investments's and VFT's operations on a common fiscal year. The financial statements of VFT have been conformed to the fiscal year ended December 31, 2000 by including the operating results of VFT for the period April 1, 2000 to December 31, 2000 and including such results for the three months ended March 31, 2000. The financial statements of VFT have been conformed to the nine months ended September 30, 2001 by including the operating results of VFT for the period April 1, 2001 to September 30, 2001 and including such results for the three months ended March 31, 2001.

(3)     Pro Forma Adjustments

        The adjustments to the accompanying unaudited pro forma condensed combined balance sheet as of September 30, 2001, are described below:

        (A) Record merger by issuing 500,000 shares of Common Stock, par value $0.005, and recording 5 to 1 reverse stock split.

        (B) Record write-off of purchased goodwill.

        The adjustments to the accompanying unaudited pro forma condensed combined statements of operations are described below:

        (B) Record write-off of purchased goodwill.

                                   Appendix A
                            CERTIFICATE OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                          ACHIEVEMENT INVESTMENTS, INC.

         The undersigned, being the President and Secretary of Achievement Investments, Inc. a Nevada Corporation (the "Corporation"), hereby certifies that by a unanimous written consent in lieu of a special meeting of the Board
Directors pursuant to Sec. 78.315 of the Nevada and by a written consent pursuant to Sec. 78.320 of the Nevada Revised Statutes by the shareholders holding 80 percent of the voting power of the 1,000,000 outstanding shares of Achievement Investments, Inc., the Corporation adopts the following amendments to its Amended Articles of Incorporation:

                                  ARTICLE FIRST

         The name of the Corporation shall be:     Vapor Fuel Technologies, Inc.

                                 ARTICLE FOURTH

         A. Authorized Shares. That the total number of authorized shares to be issued by the Corporation is THIRTY MILLION (30,000,000) total shares of stock consisting of TWENTY MILLION (20,000,000) common shares with a par value of ONE FIFTH OF A CENT ($.005), and TEN MILLION (10,000,000) shares of preferred stock with a par value of ONE TENTH OF A CENT ($.001). No other shares shall be authorized.

         B. Blank Check Preferred Stock. The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of Section A of the Fourth Article, to provide for the issuance of the shares of preferred stock in series, and by filing a certificate pursuant to the applicable law of the state of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

         Upon this amendment of this Article Fourth, every five (5) issued and outstanding shares of $.001 par value common stock ("Old Common Stock"), shall be automatically and without any action on the part of the stockholders converted into and reconstituted as one (1) share of common stock, par value $0.005 per share ("New Common Stock"), subject to the treatment of fractional interests as described below. Each holder of a certificate or certificates which immediately prior to this amendment of the articles of incorporation, as amended, becoming effective pursuant to the Nevada Revised Statutes (the "Effective Date"), represented outstanding shares of the Old Common Stock shall be entitled to receive a certificate for the number of shares of New Common Stock they own by presenting their old certificate(s) to the Corporation for cancellation and exchange.

         No scrip or fractional certificates will be issued upon such conversion and reconstitution, and the number of shares of common stock to be issued shall be rounded down to the nearest whole share if a fractional interest in a share of common stock that would, except for the provisions of the preceding sentence, be deliverable upon such conversion and reconstitution, the Corporation shall pay an amount in cash equal to the fair market value, as determined by the Board of Directors, of such fractional interest to each holder of shares of common stock to whom such fractional interest would have been deliverable. Such cash payment would be made upon surrender to the Corporation of stock certificates representing a fractional share interest. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except the right to receive payment therefor as described herein.


Dated this ___ day of November.

----------------------------------       ----------------------------------
Daniel Hodges, President                             Daniel Hodges, Secretary

                                   Appendix B
                                MERGER AGREEMENT


                     THIS AGREEMENT AND PLAN OF MERGER, made and entered into this 24th day of July, 2001, to be effective as of Closing, as subsequently defined, by and between Achievement Investments, a Nevada corporation (the "Public Corporation" or, alternatively, "Pubco") and Vapor Fuel Technologies, Inc., (the "Target Corporation" or alternatively "VFT"), an company,
                                   WITNESSETH:

         WHEREAS, Public Corporation, currently a 1934 Act Reporting Company, intends to acquire Target and its business through a Reverse Merger between Public Corporation and Target;

         WHEREAS, the boards of Public Corporation, and Target (deeming it advisable for the benefit of each corporation and their respective stockholders that Target be merged with and into Public Corporation - the "Merger") have approved this Agreement and the Merger, and Target shall forthwith submit the Merger for approval by their stockholders;

         NOW, THEREFORE, in consideration of the above and foregoing premises and the mutual covenants and conditions set forth herein, and such other and further consideration, the receipt and sufficiency of which are hereby acknowledged, THE PARTIES HEREBY ADOPT THE MERGER AND AGREE AS FOLLOWS:

                                    ARTICLE I

                                     MERGER

1.01. Continuance of Corporations. Target Corporation shall be merged with and into Public Corporation. The Merger shall become effective on the filing date of the Articles of Merger with the Secretary of State in the jurisdiction(s) of organization for these two corporations.

          (a) Articles of lncorporation. The articles of incorporation of Public Corporation, as heretofore amended and as in effect immediately prior to the execution and delivery of this Agreement, shall continue to be its articles until duly amended or repealed.

          (b) Bylaws. The bylaws of Public Corporation, as heretofore amended and as in effect immediately prior to the execution and delivery of this Agreement, shall thereafter continue to be its bylaws until duly amended or repealed.

          (c) Directors. The directors of Public Corporation, after fulfillment of the conditions precedent to effectiveness of this Agreement, shall be Tom Davis - Chairman, Raymond Bushnell and Floyd Hambleton, and they shall hold office until their respective successors are duly elected or appointed and qualified in the manner provided in the articles and bylaws governing Public Corporation, or as otherwise provided by law. At Closing, Daniel L. Hodges shall step down as chairman and the aforementioned other individuals shall be appointed to serve. Nothing contained in this paragraph shall be construed to create any employment or other contractual rights in the aforesaid directors.

         (d) Executive Officers. The executive officers of Public Corporation, upon fulfillment of the conditions precedent to effectiveness of this

         Agreement, shall be Raymond Bushnell - President & CEO, and Larry Chace
         - Secretary and Treasurer. They shall hold office after the execution and delivery hereof for the term to which they are elected or appointed, subject to the provisions set forth in the bylaws governing Target. All officers of Public Corporation shall resign at closing, and the aforementioned individuals shall be appointed to serve as aforesaid. Nothing contained in this paragraph shall be construed to create any employment or other contractual rights in the aforesaid officers.

1.02. Terms of the Merger. Upon the execution and delivery of this Agreement and the effectiveness of the Merger, each share then issued and outstanding by Target by virtue of the Merger and without any action on the part of the holder(s) thereof, shall no longer be outstanding and shall be canceled and retired and cease to exist, other than one member interest of Target, which shall be owned by Public Corporation, and all other Target share shall be converted into the right to receive, upon surrender of the certificate representing such share, the consideration set forth under paragraph 1.03 hereof

1.03. Payment for Shares. In consideration for the Merger, Public Corporation shall issue, upon fulfillment of the conditions precedent hereto, 500,000 total shares of its' common stock (to be registered via an appropriate Registration Statement filed with the SEC) for the total of Target's share outstanding on the effective date of the Merger. Stock is to be issued as follows. Bruce Langston will be issued 250,000 shares of common stock. Floyd Hambleton will be issued 113,500 shares of common stock. Gary Van Norman will be issued 45,500 shares of common stock. The Suke Family Trust will be issued 45,500 shares of common stock; and Ray Bushnell will be issued 45,500 shares of common stock.

1.04. Certain Effects of the Merger. Upon effectiveness of this Agreement, the Target shall be merged with and into Public Corporation, and shall continue its own corporate existence with 1 share of Target being owned by the Public Corporation.

1.05. Filing of Certificate of Merger. As soon as practicable after the effectiveness of this Agreement, Target Corporation shall deliver for filing duly executed Articles of Merger, and shall take such other and further action in connection therewith as may be required by applicable law to make the merger effective as soon as practicable thereafter.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

                                     TARGET

         Target, Target's director(s) and all shareholders, unanimously, jointly and severally, represent and warrant to Public Corporation, without reservation, as of the date hereof and Closing as follows:

2.01. Corporate Organization. Target is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate power and authority to carry on its business as now being conducted and to own, lease or operate its properties and assets; is duly qualified or licensed to do business as a foreign corporation in good standing in every jurisdiction in which the character or location of the properties and assets owned, leased or operated by it or the conduct of its business requires such qualification or licensing. A schedule to be initialed and delivered by Target to Public Corporation at Closing (the "Target Disclosure Schedule") lists in Paragraph 2.01 thereof all jurisdictions in which Target is qualified or licensed to do business, and has true, correct and complete copies of the articles of incorporation and operating agreement of Target as presently in effect attached, as well as a Certificate of Good Standing from its jurisdiction of incorporation and all jurisdictions where Target is qualified to do business.

2.02. Capitalization. The authorized shares of Target consist of 15,000 shares of no par-value common stock. There are 11,000 shares issued and outstanding. All of the issued and outstanding shares of Target have been duly authorized, validly issued and fully paid for and are nonassessable with no personal liability attaching thereto, except as disclosed. There are no other securities of Target outstanding, except as set forth above in this paragraph; there are no outstanding options, warrants, conversion privileges or other rights to purchase or acquire any shares of Target and there are no contracts, commitments, understandings, arrangements or restrictions by which Target was bound to issue any additional shares, except as provided in the Target Disclosure Schedule.

2.03.    Subsidiaries and Affiliates.   Not applicable.

2.04. Authorization. Target has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The board of Target has taken all action required by law, its operating agreement and otherwise to authorize the execution and delivery of this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered and no other corporate action is necessary; other than membership approval. This Agreement is a valid and binding obligation of Target, enforceable in accordance with its terms, except to the extent that: (i) the enforcement of certain rights and remedies created by this Agreement is subject to bankruptcy, insolvency, reorganization and similar laws of general application affecting the rights and remedies of the parties, and (ii) the enforceability of any particular provision of this Agreement under principles of equity or the availability of equitable remedies (such as specific performance, injunctive relief, waiver or other equitable remedies) is subject to the discretion of court.

2.05. No Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will: (a) violate any provision of the operating agreement of Target, (b) violate, or be in conflict with, or constitute a default (or an event which, with or without due notice or lapse of time, or both, would constitute a default) under, or cause or permit the acceleration of the maturity of any debt, obligation, contract, commitment or other agreement to which Target is a party, (c) result in the creation or imposition of any mortgage, pledge, lien, security interest, encumbrance or charge of any kind upon any property or assets of Target under any debt, obligation, contract, agreement or commitment to which Target is a party or by which Target is bound, or (d) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

2.06. Consents and Approvals of Government Authorizations. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required in connection with the execution, delivery and performance of this Agreement by Target and the consummation of the transactions contemplated hereby.

2.07. Litigation. There is no legal, administrative, arbitration or other proceeding, claim or action of any nature or investigation pending or threatened against or involving Target, or which questions or challenges the validity of this Agreement, or any action to be taken by Target pursuant to this Agreement or in connection with the transactions contemplated hereby, and Target does not know or have any reason to know of any valid basis for any such legal, administrative, arbitration or other proceeding, claim or action of any nature or investigation. Target is not subject to any judgment, order or decree entered in any lawsuit or proceeding which has an adverse effect on its business practices or on its ability to acquire any property or conduct its business in any area.

2.08. Financial Statements. Target has delivered Public Corporation under paragraph 2.08 of the Target Disclosure Schedule a consolidated balance sheet of Target as at March 31, 2001 (the "Target Balance Sheet") and consolidated statements of income, changes in members' equity and changes in financial position for the years then ended, all examined and accompanied by the unqualified reports of Robison, Hill & Company, independent certified public accountants. All of such financial statements are in accordance with the books and records of Target. The above consolidated balance sheets and the notes thereto are complete and fairly present the consolidated assets, liabilities and financial condition of Target and its Subsidiaries as of the respective dates thereof, and the consolidated statements of income, changes in members' equity and changes in financial position and the notes thereto are complete and fairly present the results of the operations for the periods therein referred to, all in accordance with generally accepted accounting principles consistently followed throughout the periods involved.

2.09. No Undisclosed Liabilities or Obligations. Target has no obligations or liabilities of any nature (absolute, accrued, contingent or otherwise, and whether due or to become due, herein "liabilities") except (i) liabilities which are fully reflected or reserved against the Target Balance Sheet, which reserves are appropriate and reasonable, (ii) liabilities incurred in the ordinary course of business and consistent with past practice since the date of the Target Balance Sheet; and (iii) as otherwise set forth in paragraph 2.09 of the Target Disclosure Schedule.

2.10. Absence of Certain Changes. Since the date of the Balance Sheet, unless specifically set forth on the Target Disclosure Schedule, the Target has not:

         (a) Suffered any material or adverse change in its financial condition, working capital, assets, liabilities, reserves, business, operations or prospects;

         (b) Suffered any loss, damage, destruction or other casualty materially and adversely affecting any of the properties, assets or businesses of Target (whether or not covered by insurance);

         (c) Borrow or agreed to borrow any funds or incurred, or assumed or became subject to, whether directly or by way of guarantee of otherwise, any obligation or liability except obligations and liabilities incurred in the ordinary course of business and consistent with past practice;

         (d)  Paid,   discharged  or  satisfied  any  claims,   liabilities   or
         obligations other than payments, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities or obligations reflected or reserved against in the Target Balance Sheet or incurred in the ordinary course of business and consistent with past practice since the date of the Target Balance Sheet;

         (e) Permitted or allowed any of its property or assets (real, personal or mixed, tangible or intangible) to be subjected to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind, except those of a kind permitted under Section 2.09 hereof;

         (f) Written down the value of any inventory or written off as uncollectible any notes or accounts receivable, except for write-downs and write-offs in the ordinary course of business and consistent with past practice, none of which is material;

         (g) Canceled any debts or waived any claims or rights of substantial value, or sold, transferred, or otherwise disposed of any of its properties or assets (real, personal or mixed, tangible or intangible), except in the ordinary course of business and consistent with past practice, none of which is material;

         (h) Licensed or disposed of or permitted to lapse any rights to the use of any patent, trademark trade name, technology, process, or other intangible asset, copyright, or disposed of or disclosed to any person any trade secret, formula, technology, process or know-how.

         (i) Granted or promised any increase in the compensation of officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) or any increase in the compensation payable or to become payable to any officer or employee, except fir normal periodic increases made pursuant to Target's established compensation policies applied on a basis consistent with that of the prior two years;

         (j) Made any capital expenditure or commitment in excess of $ 50,000.00 individually or in excess of $75,000.00 in the aggregate for additions to property, plant or equipment;

         (k) Declared, paid or set aside for payment any dividend or other distribution in respect of its capital stock or, directly or indirectly, redeemed, purchased or otherwise acquired any shares of its capital stock or other securities or agreed to take such action;

         (l) Made any change in any method of accounting or accounting practice;

         (m) Paid, loaned or advanced any amounts to, or sold, transferred or leased any properties or assets (real, personal or mixed, tangible or intangible) to, or entered into any agreement or arrangement with any of its officers or directors or any affiliate or associate of any of its officers or directors, except for directors' fees, compensation to officers at rates not exceeding the rates of compensation paid during the fiscal quarter ended June 30, 2001;

         (n) Entered into any other transaction, contract or commitment other than in the ordinary course of business;

         (o) Been subject to any other event or condition of any character that has or might reasonably have a material and adverse effect upon the financial condition, business, assets or properties of Target; or

         (p) Failed to keep in good standing and in full force and effect all insurance policies and coverages in such commercially reasonable amounts as are necessary in order to properly operate the business of Target as presently operated;

         (q) Failed to keep the business records of Target in good order;

         (r) Agreed, whether in writing or otherwise, to take any action described in this paragraph.

2.11. Title to Properties; Encumbrances. Target has good and marketable title to, or a valid leasehold interest in, all properties, assets, and leasehold estates (real, personal and mixed, tangible or intangible), including, without limitation, all of the properties and assets reflected in the Target Balance Sheet, and all the properties and assets purchased or otherwise acquired by Target since the date of the Target Balance Sheet. All such properties and assets have a fitter market or realizable value at least equal to the value thereof as reflected therein, and none of such properties or assets is subject to any mortgage, pledge, lien, security interest encumbrance, restriction or charge of any kind except the following: (a) hens shown on the Target Balance Sheet securing specified liabilities or obligations with respect to which no default exists; (b) minor imperfections of title, if any, none of which (individually or in the aggregate) is substantial in amount, materially detracts from the value or impairs the existing use of the property subject thereto, or impairs the operations of the Targets; (c) liens for current taxes not yet due and payable; and (d) as disclosed in paragraph 2.09 of the Target Disclosure Schedule.

2.12. Plants and Equipment. Paragraph 2.12 of the Target Disclosure Schedule sets forth the plants, structures and equipment of Target, all of which are structurally sound with no material defects and are in good operating condition and repair and are adequate for the uses to which they are being put, and none of such plants, structures or equipment is in need of maintenance or repairs, except for ordinary, routine maintenance and repairs.

2.13. Leases. Paragraph 2.13 of the Target Disclosure Schedule contains: (a) an accurate and complete list of all leases pursuant to which Target leases real property, including for each lease a brief description of Target's financial obligations under such lease, its expiration date and any renewal terms, and (b) a complete list and description by generic category of all leases pursuant to which Target leases personal property. All such leases are valid, binding and enforceable in accordance with their terms, and are in full force and effect. Except as set forth in Paragraph 2.13 of the Target Disclosure Schedule, there are no existing defaults by Target or any other party thereunder; no event of default has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default thereunder; and all lessors under such leases have consented (where such consent is necessary) to the consummation of the transactions contemplated by this Agreement.

2.14. Patents, Trademarks and Tradenames. Target owns, or is licensed or otherwise has the full right to use all patents, trademarks, trade names, copyrights, technology, know-how and processes used in or necessary for the conduct of its business as heretofore conducted. Target has the sole and exclusive right to use the licenses, patents, trademarks, trade names, copyrights, technology, know-how and processes referred to in the Target Disclosure Schedule, and the consummation of the transactions contemplated hereby will not alter or impair any such rights; no claims have been asserted by any person to the use of any such licenses, patents, trademarks, trade names, copyrights, technology, know-how or processes or challenging or questioning the validity or effectiveness of any such license or agreement, and there is no valid basis for any such claim; and the use of such licenses, parents, trademarks, trade names, copyrights, technology, know-how or processes by Target does not infringe on the rights of any person.

2.15. Tax Returns. Target has duly filed all federal, state, local and foreign tax reports and returns required to he filed by it and has duly paid all taxes and other charges due or claimed to be due from it by federal, state, local and foreign taxing authorities including, but not limited to, taxes in connection with property or the use thereof, income, franchise, licenses, duties, excess, intangible, assets, sales and payroll; further, the reserves for taxes reflected in the Target Balance Sheet, if any, are adequate, and there are no tax liens upon any property or assets of Target. No state of facts exists which would constitute grounds for the assessment of any tax liability by state, local or foreign tax authorities. All deficiencies and assessments resulting from such examinations have been paid or finally settled. All deficiencies and assessments, if any, resulting from any examination of state, local and foreign tax returns and reports of Target and each Subsidiary, if any, have been paid. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state, local, or foreign tax return or report for any period. There are no pending or threatened administrative, legal or equitable proceedings, or notices thereof, involving, but not limited to, tax audits or claims assessed for taxes or assessments of Targets.

2.16. Insurance. Paragraph 2.16 of Disclosure Schedule contains an accurate and complete description of all material policies of fire, liability, worker's compensation and other forms of insurance owned or held by Target. All such policies are in full force and effect; are sufficient for compliance with all requirements of law and of all agreements to which Target is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage for the assets and operations of Target; will remain in full force and effect through the respective dates set forth in the Target Disclosure Schedule; and will not in any way be affected by, or terminate or lapse by reason of; the transactions contemplated by this Agreement.

2.17. Benefit Plan. Neither Target Corporation nor any Subsidiary maintains or contributes to, or has maintained or contributed to any "employee pension benefit plan", as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Neither Target nor any Subsidiary maintains a welfare, pension or other employee benefit plan outside the United States. Except as set forth in Paragraph 2.17 of the Target Disclosure Schedule, neither Target nor any Subsidiary maintains or contributes to any "employee welfare benefit plan" ("Target Corporation Welfare Plans"), as such term is defined in Section 3(1) of ERISA, whether insured or otherwise, and each such Target Corporation Welfare Plan is in material compliance with the provisions of ERISA. Except as set forth in the Target Disclosure Schedule, neither Target nor any Subsidiary maintains any bonus, incentive compensation, deferred compensation, stock option or stock purchase or other fringe benefit plan, whether formal or informal.

2.18.   Contracts and Commitments; No Default.

         (a)  Except as set forth in  Paragraph  2.18 of the  Target  Disclosure
Schedule:

         (i) Target has no employment agreement with any officer, employee or agent, nor any agreement that contains any severance or termination pay liabilities or obligations;

         (ii) Target has no employee to whom it is paying aggregate direct remuneration at the annual rate of more than $200,000.00 for services rendered or commissions at a rate which (based on sales by such employee during the last fiscal year,) would exceed $300,000.00

         (iii)Target has no collective bargaining or union contract agreements;

         (iv) Target is not restricted by agreement from carrying on its business or any part thereof anywhere in the world or from competing in any line of business with any person;

         (v) Target has no debt obligation for borrowed money, including guarantees of or agreements to acquire any such debt obligation of others other than that disclosed; (vi) Target has no outstanding loan or monetary obligation to any person or entity other than that disclosed;

         (vii)Target has no obligation or liability as guarantor, surety, co-signor, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any other person;

         (viii) Target is not subject to any obligation or requirement to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any person;

         (ix) Target is not a party to any agreement, contract, commitment or loan to which any of its officers or directors or any affiliate of Target or its officers and directors is a party other than that disclosed;

         (x) There are no outstanding sales or purchase contracts, commitments or proposals of Target which will result in any loss exceeding $100,000.00 upon completion or performance thereof after allowance for direct distribution expenses, except sales or purchase contracts, commitments or proposals which, in the aggregate, call for fixed and/or contingent payments thereunder & less than $200,000.00 per year:

         (xi) Target is not a party to any purchase or sale contract or agreement which continues for a period of more than twelve months (including periods covered by any option to renew by either party);

         (xii) Target is not under any liability or obligation with respect to the return of inventory or merchandise in the possession & wholesalers, distributors, retailers or other customers;

         (xiii) Target has not given any irrevocable power of attorney to any person, firm, corporation or other entity for any purpose whatsoever, except the appointment of agents to accept service of process; and

         (xiv) Except for agreements, contracts, commitments or restrictions referred to in Subsections 2.18(a)(i)-(xiii) or elsewhere specifically disclosed pursuant to this Agreement, Target has no agreements, contracts, commitments or restrictions which are material to its business, operations or prospects (for the purpose of this subsection, any agreement, contract, commitment or restriction may be deemed "immaterial" if it may be canceled on 30 days' notice without premium, penalty or forfeiture and it calls for fixed and/or contingent payments thereunder of less than $100,000.00 per year).

         (b) True and complete copies of all documents (including all amendments thereto) referred to in Section 2.18(a) have either been delivered to Public Corporation or shall be delivered upon written request. All contracts, agreements, commitments or restrictions referred to in Section 2.18(a) are valid and enforceable in accordance with their respective terms; Target is not in default in the performance of any of its obligations thereunder; no event of default has occurred which (whether with or without notice, lapse of time, or both, or the happening or the occurrence of any other event) would constitute a default thereunder and, to the best knowledge of Target, all other parties thereto are not in default thereunder.

2.19. Inventory. Except as set forth in Paragraph 2.19 of the Target Disclosure Schedule, all inventory of Target, whether reflected in the Target Balance Sheet or otherwise, consists of a quality and quantity usable and salable in the ordinary course of business, except for items of obsolete materials and materials below standard quality, all of which have been provided herein, and the present quantities of all inventory of Target are reasonable in the present circumstances of its business.

2.20. Accounts and Notes Receivable. All accounts receivable of Target, whether reflected in the Target Balance Sheet or otherwise, represent sales actually made in the ordinary course of business, and are current and collectible net of any reserves shown on the Target Balance Sheet (which reserves are adequate and were established in accordance with past practice).

2.21. Orders, Commitments and Returns. As of the date of this Agreement, the aggregate of all accepted and unfulfilled orders for the sale of products entered into by Target does not exceed $800,000.00 and is not less than $100.00 and the aggregate of all contracts or commitments for the purchase of supplies by them does not exceed $500,000.00. all of which orders, contracts and commitments were made in the ordinary course of business. As of the date of this Agreement, there are no claims against Target to return in excess of an aggregate of $500,000.00 of products by reason of alleged over shipments, defective products or otherwise, or of products in the hands of customers, retailers or distributors under an understanding that such products would be returnable.

2.22.     Labor Difficulties.

(a) Target has been in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, including, without limitation, any such laws respecting employment discrimination and occupational safety and health requirements, and are not engaged in any unfair labor practice;

(b) there are no unfair labor practice complaints against Target pending or threatened before the National Labor Relations Board;

(c) there are no labor strikes, disputes, slowdowns or stoppages actually pending or threatened against or directly affecting Target;

(d) no union representation question exists respecting the employees of Target;

(e) no grievance nor any arbitration proceeding arising out of or under a collective bargaining agreement is pending and no claims exist thereunder;

(f) no collective bargaining agreement is binding upon Target; and

(g) Target has not experienced any work stoppage or other material labor difficulty.

2.23.   Customers and Suppliers.  Not applicable.

2.24. Permits and Licenses. Target has obtained all necessary permits, licenses, franchises, certificates, trademarks, trade names, patents, patent applications and copyrights required in the operation and conduct of the business of Target, all of which are now valid and in good standing; further, none of such unduly burdens or restricts Target in the ordinary course of its business; Further, Target has complied with all commitments and obligations under all such items.

2.25. Compliance with Law. Target is in compliance with all laws, regulations and orders applicable to its business. Target has not received any notification that it is in violation of any law, regulation or order and no such violation exists. Neither the Target nor any of its employees or agents, to the best of their knowledge, has made any payments to any persons which violate any statute or law.

2.26. Disclosure. No representations or warranties by Target in this Agreement and no statement contained in any document (including, without limitation, financial statements and the Target Disclosure Schedule attached hereto), certificate, or other writing furnished by Target to Public Corporation pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading; further, there are no facts known to Target which (either individually or in the aggregate) could or would materially and adversely affect or involve any substantial possibility of having a material, adverse effect upon the condition (financial or otherwise), results of operations, assets, liabilities or businesses of Target which have not been disclosed in this Agreement.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                               PUBLIC CORPORATION

          Public  Corporation   represents  and  warrants  to  Target,   without
reservation, as follows as of the date hereof and Closing:

3.01.  Corporate   Organization.   Public  Corporation  is  a  corporation  duly
organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate power and authority to carry on its business as now being conducted and to own, lease or operate its properties and assets; is duly qualified or licensed to do business as a foreign corporation in good standing in every jurisdiction in which the character or location of the properties and assets owned, leased or operated by it or the conduct of its business requires such qualification or licensing A schedule to be initialed and delivered by Public Corporation to Target at Closing (the "Public Corporation Disclosure Schedule") lists in Paragraph 3.01 thereof all jurisdictions in which Public Corporation is qualified or licensed to do business, and has true, correct and complete copies of the articles and bylaws of Public Corporation as presently in effect attached, as well as a Certificate of Good Standing from its jurisdiction of incorporation.

3.02. Capitalization. The authorized capital stock of Public Corporation consists of 100,000,000 shares of voting common stock authorized at $.001 par value per share. There are 1,000,000 shares of such common stock currently issued and outstanding. All of the issued and outstanding shares of Public Corporation have been duly authorized, validly issued and fully paid for and are nonassessable. There were no shares of capital stock or other securities of Public Corporation outstanding, except as set forth above in this paragraph; there are no outstanding options, warrants, conversion privileges or other rights to purchase or acquire any capital stock of Public Corporation and there are no contracts, commitments, understandings, arrangements or restrictions by which Public Corporation was bound to issue any additional shares of its capital stock.

3.03. Authorization. Public Corporation has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The board of Public Corporation has taken all action required by law, its articles, bylaws and otherwise to authorize the execution and delivery of this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered and no other corporate action is necessary. This Agreement is a valid and binding obligation of Public Corporation, enforceable in accordance with its terms, except to the extent that: (i) the enforcement of certain rights and remedies created by this Agreement is subject to bankruptcy, insolvency, reorganization and similar laws of general application affecting the rights and remedies of the parties, and
(ii) the enforceability of any particular provision of this Agreement under principles of equity or the availability of equitable remedies (such as specific performance, injunctive relief, waiver or other equitable remedies) is subject to the discretion of court.

3.04. No Violations. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will: (a) violate any provision of the articles or bylaws of Public Corporation, (b)violate, or be in conflict with, or constitute a default (or an event which, with or without due notice or lapse of time, or both, would constitute a default) under, or cause or permit the acceleration of the maturity of any debt, obligation, contract, commitment or other agreement to which Public Corporation is a party, (c) result in the creation or imposition of any mortgage, pledge, lien, security interest, encumbrance or charge of any kind upon any property or assets of Public Corporation under any debt, obligation, contract, agreement or commitment to which Public Corporation is a party or by which Public Corporation is bound, or
(d) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

3.05. Consents and Approvals of Government Authorizations. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required in connection with the execution, delivery and performance of this Agreement by Public Corporation and the consummation of the transactions contemplated hereby.

3.06. Litigation. There is no legal, administrative, arbitration or other proceeding claim or action of any nature or investigation pending or threatened against or involving Public Corporation, or which questions or challenges the validity of this Agreement, or any action to be taken by Public Corporation pursuant to this Agreement or in connection with the transactions contemplated hereby, and Public Corporation does not know or have any reason to know of any valid basis for any such legal, administrative, arbitration or other proceeding, claim or action of any nature or investigation. Public Corporation is not subject to any judgment, order or decree entered in any lawsuit or proceeding which has an adverse effect on its business practices or on its ability to acquire any property or conduct its business in any area.

3.07. Financial Statements. Public Corporation has delivered, or will deliver, to Target under Paragraph 3.07 of the Public Corporation Disclosure Schedule its audited balance sheets dated as of December 31st, 2001 (the "Public Corporation balance Sheet"), and income statement and cash flows for the year then ended. All of such financial statements have been prepared in accordance with the books and records of Public Corporation and in accordance with Generally Accepted Accounting Principles consistently followed. The Public Corporation Balance Sheet completely and fairly presents the assets, liabilities and financial condition of Public Corporation as of the date thereof, and such, as well as all other financial statements, are complete and fairly present the results of the operations for the yearly period then ended.

3.08. No Undisclosed Liabilities or Obligations. Public Corporation has no obligations or liabilities of any nature (absolute, accrued, contingent or otherwise, and whether due or to become due, herein "liabilities") except (i) liabilities which are fully reflected or reserved against the Public Corporation

Balance Sheet, which reserves are appropriate and reasonable, (ii) liabilities incurred in the ordinary course of business and consistent with past practice since the date of the Public Corporation Balance Sheet; and (iii) as otherwise set forth in paragraph 3.08 of the Public Corporation Disclosure Schedule.

3.09. Tax Returns. Public Corporation has duly filed all federal, state, local and foreign tax reports and returns required to be filed by it and has duly paid all taxes and other charges due or claimed to be due from it by federal, state, local and foreign taxing authorities; further, the reserves for taxes reflected in the Public Corporation Balance Sheet, if any, are adequate, and there are no tax liens upon any property or assets of Public Corporation. No state of facts exists which would constitute grounds for the assessment of any tax liability by the state, local, or foreign tax authorities. All deficiencies and assessments, if any, resulting from any examination of state, local and foreign tax returns and reports of Public Corporation, if any, have been paid. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state, local, or foreign tax return or report for any period. Any taxes or tax liens unknown to the Company, should any existence or knowledge of such be discovered after the date of this Agreement, may be submitted to the former sole director and officer for immediate payment.

3.10. Compliance with Law. Public Corporation is in compliance with all laws, regulations and orders applicable to its business. Public Corporation has not received any notification that it is in violation of any law, regulation or order and no such violation exists. Neither the Public Corporation nor any of its employees or agents, to the best of their knowledge, have made any payments to any persons which violate any statute or law.

3.11. Disclosure. No representations or warranties by Public Corporation in this Agreement and no statement contained in any document (including, without limitation, financial statements and the Public Corporation Disclosure Schedule attached hereto), certificate, or other writing furnished by Public Corporation to Target pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading; further, there are, no facts known to Public Corporation which
(either individually or in the aggregate) could or would materially and adversely affect or involve any substantial possibility of having a material, adverse effect upon the condition (financial or otherwise), results of operations, assets, liabilities or businesses of Public Corporation which have not been disclosed in this Agreement.

                                   ARTICLE IV

                   CONDUCT OF TARGET BUSINESS PENDING CLOSING

       Pending Closing, and except as otherwise consented to or approved by Public Corporation in writing:

4.01. Regular Course of Business. Target shall carry on its business diligently and substantially in the same manner as heretofore conducted, and Target shall not institute any new methods of manufacture, purchase, sale, lease, management, distribution, accounting or operation or engage in any transaction or activity, enter into any agreement or make any commitment except in the ordinary course of business and consistent with past practice.

4.02. Amendments. No change or amendment shall be made in the articles or bylaws of Target.

4.03. Capital Changes. Neither Target nor any Subsidiary shall issue or sell, or issue options, warrants to purchase, conversion privileges or other rights to subscribe to, or enter into any arrangement or contract with respect to, any shares or any of its other securities, or make any other changes in its capital structure.

4.04. Dividends. Neither Target nor any Subsidiary shall declare, pay or set aside for payment any dividend or other distribution in respect of its share other than dividends by a Subsidiary to Target, nor shall Target or any Subsidiary, directly or indirectly, redeem, purchase or otherwise acquire any shares.

4.05.      Subsidiaries.  Not applicable.

4.06. Organization. Target shall use its best efforts to preserve its corporate existence and business organization intact, to keep available to Target its officers and key employees, and to preserve for Target its relationships with suppliers, dealers, licensor, licensees, franchisees, distributors, customers and others having business relations with it.

4.07. Certain Changes. Target will not, except as contemplated in the Target Disclosure Schedule:

         (a) Borrow or agree to borrow any funds or incur, or assume or become subject to, whether directly or indirectly or by way of guarantee or otherwise, any obligation or liability;

         (b) Pay, discharge or satisfy any claim, liability or obligation other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities or obligations reflected or reserved against in the Target Balance Sheet or incurred in the ordinary course of business and consistent with past practice since the date of the Target Balance Sheet;

         (c) Permit or allow any of its property or assets (real, personal or mixed, tangible or intangible) to be subjected to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind, except for those of a kind permitted under Section 2.09 hereof;

         (d) Write down the value of any inventory or write off as uncollectible any notes or accounts receivable;

         (e) Cancel any debts or waive any claims or rights of substantial value or sell, transfer, or otherwise dispose of any of its properties or assets (real, personal or mixed, tangible or intangible);

         (f) License or dispose of, or permit to lapse any rights to the use of any patent, trademark, trade name, technology, process, copyright or other intangible asset of material value, or dispose of or disclose to any person any trade secret, formula, process or know-how of material value not theretofore a matter of public knowledge;

         (g) Grant any general increase in the compensation of its officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) or any increase in the compensation payable or to become payable to any officer or employee;

         (h) Make any capital expenditure or commitment therefore in excess of $300,000.00 individually or in excess of $500,000.00 in the aggregate for additions to property, plant or equipment;

         (i) Pay, loan or advance any amount to, or sell, transfer or lease any properties or assets (real, personal or mixed, tangible or intangible) to, or enter into any agreement or arrangement with, any of its officers or directors or any affiliate or associate of any of its officers or directors except for directors' fees and compensation to officers at rates not exceeding the rates of compensation set forth in the Target Disclosure Schedule;

         (j) Enter into any other merger transaction; or

         (k) Agree, whether in writing or otherwise, to do any of the foregoing.

4.08. Insurance; Property. All property (real, personal and mixed) whether owned or leased by Target, shall be insured in the manner contemplated by Section 2.16 hereof, and all such property shall be used, operated, maintained and repaired in a careful and reasonably efficient manner.

4.09. No Default; Amendment. Target shall not do any act or omit to do any act, or permit any act or omission to act which shall cause a material breach of any material contract or commitment of Target. Target shall not materially amend any material contract.

4.10. Compliance with Laws. Target shall duly comply with all laws applicable to it and its properties, operations, businesses and employees.

4.11. Tax Returns; Consent. Target shall, and shall cause each of its Subsidiaries to, promptly prepare and file all federal, state, local and foreign tax returns and amendments thereto required to be filed by it.

4.12. No Acquisitions. Neither Target nor any Subsidiary will approve or undertake, either as the surviving, disappearing, acquiring or selling corporation, any other merger, consolidation, assets acquisition or disposition or tender offer or other takeover transaction or furnish or cause to be furnished any information concerning its business, properties or assets to any person which is interested in any such transaction, or solicit or encourage any inquiries or proposals for the acquisition of all or any part of the shares, assets or business of Target or any Subsidiary thereof

                                    ARTICLE V

                     OBLIGATIONS PENDlNG THE EFFECTIVE DATE

            Target   Corporation   hereby   covenants  and  agrees  with  Public
Corporation, and Public Corporation hereby covenants and agrees with Target Corporation, that:

5.01. Full Access. Target shall afford to Public Corporation, its counsel, accountants and other authorized representatives full access to Target's plants, properties, books and records in order that Public Corporation may have an opportunity to make such investigations as it shall desire to make of the affairs of Target Corporation; provided, however, that any such investigation shall be conducted in such a manner as not to interfere unreasonably with the operation of the business of Target; and Target will cause its officers and accountants to furnish such additional financial and operating data and other information as Public Corporation shall from time to time reasonably request including access to the working papers of Target's independent certified public accountants. Public Corporation shall afford Target the same opportunity.

5.02. Confidentiality. Public Corporation shall, and shall cause its officers and authorized representatives to, hold in confidence, and not disclose to others for any reason whatsoever, all information received by it from Target in connection with the transactions contemplated hereby that Target identifies with reasonable specificity in writing as proprietary ("Proprietary Information"), except to the extent that such Proprietary Information was previously known to Public Corporation or otherwise available from third persons without restriction on its further use or disclosure or otherwise not legally protectible as proprietary information; provided that nothing herein contained shall be deemed to preclude Public Corporation from (a) asserting that any document or information (whether or not embodied in a document) asserted by Target to be proprietary are not entitled to protection as such on the ground that such Proprietary Information was previously known to Public Corporation or otherwise available from third persons without restriction on its further use or disclosure or otherwise not legally protectible as proprietary information, and
(b) thereafter freely using or disclosing such Proprietary Information unless a court of competent jurisdiction finally determines that this provision does not apply to such Proprietary Information. Target shall afford Public Corporation the same.

5.03. Approval of Stockholders; Proxy Statement. Target shall: (a) cause a meeting of its members to be duly called and held as soon as practicable for the purpose of voting on the Merger; (b) actively recommend approval of the Merger to its members; (c) use its reasonable efforts to obtain the necessary approval of its members; and (d) mail notice of members' approval of the Merger, if it be approved, to all members immediately following such meeting. Alternatively, the Board of Directors may authorize the merger if a majority vote of shareholders approves same.

5.04. Further Assurances. Each party hereto shall execute and deliver such instruments and take such other actions as the other party or parties, as the case may be, may reasonably require in order to carry out the intent of this Agreement.

5.05. Supplements to Disclosure Schedules. From time to time prior to Closing, Target shall promptly supplement or amend the Target Disclosure Schedule with respect to any matter hereafter arising which, if existing or occurring at or prior to the date of this Agreement, would have been required to be set forth or described in the Target Disclosure Schedule or in any representation and warranty of Target which has been rendered inaccurate thereby. For purposes of determining the accuracy of the representations and warranties of Target contained in Article II in order to determine the fulfillment of the condition set forth in Section 6.01, the Target Disclosure Schedule delivered by Target shall be deemed to include only that information contained therein on the date of this Agreement and shall be deemed to exclude any information contained in any subsequent supplement or amendment thereto. Public Corporation shall have similar obligations.

5.06. Public Announcements. Target and Public Corporation shall consult with each other before issuing any press releases or otherwise making any public statements with respect to the transactions contemplated herein and shall not issue any such press release or make any such public statement prior to such consultation. Approval by Target or Public Corporation of such press releases and public statements shall not be unreasonably withheld.

                                   ARTICLE VI

                 CONDITIONS TO PUBLIC CORPORATION'S OBLIGATIONS

         The obligation of Public Corporation to effect the transactions contemplated herein shall be subject to the satisfaction, on or before Closing, of each of the following conditions:

6.01. Representations and Warranties True. The representations and warranties of Target contained herein, in the Target Disclosure Schedule, and in all certificates and other documents delivered by Target to Public Corporation pursuant hereto or in connection with the transactions contemplated hereby shall be in all material respects true and accurate as of the date when made and at and as of Closing as though such representations and warranties were made at and as of such dates, except for changes permitted or contemplated by the terms of this Agreement.

6.02. Performance. Target shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to Closing.

6.03. Approval of Target Corporation Shareholders. The approval of the stockholders of Target referred to in Section 5.03 hereof and all consents from third parties and government agencies required to consummate this Agreement shall have been obtained.

6.04. Adverse Changes. No material adverse change shall have occurred in the financial condition, working capital, assets, liabilities, reserves, business, operations or prospects of Target and its Subsidiaries taken as a whole, since the date of the Target Balance Sheet.

6.05. No Governmental Proceeding or Litigation. No suit, action, investigation, inquiry or other proceeding by any governmental body or other Person or entity or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby or which if successfully asserted would otherwise have a material adverse effect on the conduct of Target's business or on its properties..

6.06.   Opinion of Target Corporation Counsel.  Not applicable.

6.07. Certificates. Target shall furnish Public Corporation with such certificates of its directors and others to evidence compliance with the conditions set forth in this Article VI as may be reasonably requested by Public Corporation.

6.08. Board of Directors Authorization. All action required to be taken by the Directors of Target to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the Directors of Target.

                                   ARTICLE VII

                  CONDITIONS TO TARGET CORPORATIONS OBLIGATIONS

         The obligation of Target to effect the transactions contemplated herein shall be subject to the satisfaction, on or before the Effective Date, of each of the following conditions:

7.01. Representations and Warranties True. The representations and warranties of Public Corporation contained herein, in the Public Corporation Disclosure Schedule, and in all certificates and other documents delivered by Public Corporation to Target pursuant hereto or in connection with the transactions contemplated hereby shall be in all material respects true and accurate as of the date when made and at and as of Closing as though such representations and warranties were made at and as of such dates, except for changes permitted or contemplated by the terms of this Agreement.

7.02. Performance. Public Corporation shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to Closing.

7.03. Approval of Target Corporation Members. The approval of the members of Target referred to in Section 5.03 hereof and the other consents from third parties or government agencies required to consummate this Agreement shall have been obtained.

7.04. Adverse Changes. No material adverse change shall have occurred in the financial condition, working capital, assets, liabilities, reserves, business, operations or prospects of Public Corporation since the date of the Public Corporation Balance Sheet.

7.05. No Governmental Proceeding or Litigation. No suit, action, investigation, inquiry or other proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby or which if successfully asserted would otherwise have a material and adverse effect on the conduct of Public Corporation's business or on its properties.

7.06. Certificates. Public Corporation shall furnish Target with such certificates of its officers and others to evidence compliance with the conditions set forth in this Article VII as may be reasonably requested by Target.

7.07. Board of Directors' Authorization. All action required to be taken by the Board of Directors of Public Corporation to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the Board of Directors of Public Corporation.

                                  ARTICLE VIII

                             CLOSING; EFFECTIVE DATE

8.01. Closing. Unless this Agreement shall have been terminated and the Merger herein contemplated shall have been abandoned pursuant to a provision of Article IX hereof; a closing (the "Closing") will be held, as soon as practicable after the approval of Target stockholders is obtained, at the law firm of Quarles & Brady Streich Lang, LLP located in Phoenix, Arizona, (unless the parties hereto otherwise agree), at which time and place the documents referred to in Articles VI and VII hereof shall be exchanged by the parties and, immediately thereafter, the Articles of Merger will be filed by Public Corporation with the Secretary of State of Nevada; provided, however, that if any of the conditions provided for in Article VI or VII shall not have been met or waived by such date, then the party to this Agreement which is unable to meet such condition or conditions, despite the reasonable efforts of such party, shall be entitled to postpone the Closing by notice to the other parties until such condition or conditions shall have been met (which such notifying party will seek to cause to happen at the earliest practicable date) or waived, but in no event shall the Closing occur later than August 20, 2001, unless further extended by mutual consent of all parties to this Agreement.

8.02. Effective Date. The effective date of the Merger (the "Effective Date") shall be the time at which the filing of the Articles of Merger with the Secretary of State of Nevada shall have occurred.

                                   ARTICLE IX

                           TERMINATION AND ABANDONMENT

9.01. Methods of Termination. This Agreement may be terminated and the Merger abandoned at any time notwithstanding approval thereof by the stockholders of Target, but not later than the Effective Date:

         (a) By mutual written consent of the board of Public Corporation and the directors of Target Corporation;

         (b) By the directors of Target on or after sixty (60) days after approval of the Target shareholders is obtained or such later date as may be established pursuant to Section 8.01 hereof; if any of the conditions provided for in Article VII of this Agreement shall not have been met or waived in writing by Target prior to such date;

         (c) By the board of Public Corporation on or after sixty (60) days after approval of the Target shareholders is obtained or such later date as may be established pursuant to Section 8.01 hereof; if any of the conditions provided for in Article VII of this Agreement shall not have been met or waived in writing by Public Corporation prior to such date; or

         (d) Target's shareholder's failure to approve the Merger.

9.02. Procedure Upon Termination. In the event of termination and abandonment pursuant to Section 9.01 hereof; written notice thereof shall forthwith be given by the terminating party to the other party, and this Agreement shall terminate, and the Merger shall be abandoned, without further action. If this Agreement is terminated as provided herein:

         (a) Each party shall redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof; to the party furnishing the same; and

         (b) All Proprietary Information received by any party hereto with respect to the business of any other party or its subsidiaries shall not at any time be used for the advantage of; or disclosed to third Persons by, such party for any reason whatsoever except as contemplated in Section 5.02 hereof

                                    ARTICLE X

                               GENERAL PROVISIONS

10.01. Waiver. Any failure on the part of any party to comply with any of their respective obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed; however, waiver on one occasion does not operate to effectuate a waiver on any other occasion.

10.02. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid, first class, registered or certified mail, return receipt requested, or by facsimile as follows: Public Corporation at (520) 731-9892 and to Target at
(503) 644-9050.

10.03. Entire Agreement. This Agreement (and the documents, notes and other agreements executed in connection and on even date herewith) constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties hereto relating to this Merger.

10.04. Headings. The article and paragraph headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

10.05. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

10.06. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall but constitute one and the same instrument.

10.07. No Oral Modification. This Agreement may be amended solely in writing, and only after the mutual agreement of the parties affected thereby.

10.08. Survival of Representations, Warranties and Covenants. The representations, warranties, covenants and agreements contained herein shall survive the execution and delivery of this Agreement and the effectiveness of the Merger.

10.09. Severability.. The invalidity or unenforceability of one or more provisions of this Agreement shall not affect the validity or enforceability of any of the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

10.10. Successor and Assigns. Subject to the restrictions set forth herein, this Agreement, and each and every provision hereof, shall be binding upon and inure to the benefit of the parties, their respective successors, successors-in-title, heirs and assigns, and each and every successor-in-interest to any party, whether such successor acquires such interest by way of gift, purchase, foreclosure, or by any other method, who shall hold such interest subject to all the terms and conditions of this Agreement.

10.11. Brokers. Neither Public nor Target have engaged or are otherwise liable for any amount due or to become due to any broker or sales agent in regards of the transactions giving rise to and evidenced hereby. In the event that any claim (other than those described in the preceding sentence) is asserted by any person claiming a commission or finders fee with respect to this Agreement or the transactions contemplated hereby arising from any act, representation or promise of a party or its representatives, such party shall indemnify, save, defend and hold every other party harmless from and against any and all such claims, as well as against all costs and expenses related thereto, including attorneys' fees and costs.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.





                       SIGNATURE PAGE IMMEDIATELY FOLLOWS

PUBLIC CORPORATION                               TARGET CORPORATION


PRESIDENTS:

By:______________________________   By:____________________________________

MAJORITY SHAREHOLDERS:


By:______________________________   By:____________________________________

                     Amendment No. 1 to the Merger Agreement

The is Amendment No. 1 amends the Agreement and Plan of Merger made and entered into on July 24, 2001 between Achievement Investments, Inc. a Nevada corporation and VFT, Inc. aka "Vapor Fuel Technologies, Inc." as follows:

The undersigned parties agree that Sections 1.02 Terms of the Merger and 1.04 "Certain Effects of the Merger" shall be deleted and replaced by the following text:

1.02 Terms of the Merger. Upon the execution and delivery of this Agreement and the effectiveness of the Merger, each share then issued and outstanding by Target by virtue of the Merger and without any action on the part of the holder(s) thereof, shall no longer be outstanding and shall be canceled and retired and cease to exist. All the Target shares shall be converted into a right to receive, upon surrender of the certificate representing such share, the consideration set forth under paragraph 1.03 hereof.

1.04 Certain Effects of the Merger. Upon effectiveness of this Agreement, the Target shall be merged with and into the Public Corporation and shall cease it own corporate existence.

In addition, the undersigned parties acknowledge that the Public Corporation may, before of simultaneously with the Closing, effect a reverse stock split at a ratio of up to 5:1 of its common stock. In any event, the reverse stock split will not affect the number of shares of Public Corporation stock to be issued to the shareholders of the Target and such issuance will be given in post-reverse stock split shares, if such reverse stock split made effective.

Dated:

VFT, Inc.


-------------------------------------
By:
Its:

Achievement Investments, Inc.


-------------------------------------
By:
Its:

                                   Appendix C
                           RIGHTS OF DISSENTING OWNERS



NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
(Added to NRS by 1995, 2086)

NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
(Added to NRS by 1995, 2087)

NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. (Added to NRS by 1995, 2087)

NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.
(Added to NRS by 1995, 2087)

NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.
(Added to NRS by 1995, 2087)

NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
(Added to NRS by 1995, 2087)

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
(Added to NRS by 1995, 2087)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
(Added to NRS by 1995, 2088)

NRS 92A.360 Rights of dissenting member of domestic  limited-liability  company.
The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
(Added to NRS by 1995, 2088)

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
(Added to NRS by 1995, 2088)

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

         (a) Consummation of a plan of merger to which the domestic corporation is a party:

                  (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

                  (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

         (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

         (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
(Added to NRS by 1995, 2087).


NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National
         Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

         (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

         (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

                  (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                           (I)      The surviving or acquiring entity; or

                           (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

                  (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
(Added to NRS by 1995, 2088)

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

         (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

         (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
(Added to NRS by 1995, 2089)

NRS 92A.410 Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.
(Added to NRS by 1995, 2089; A 1997, 730)

NRS 92A.420 Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

         (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

         (b)      Must not vote his shares in favor of the proposed action.

2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter. (Added to NRS by 1995, 2089; 1999, 1631)

NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

         (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

         (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

         (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

         (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

         (e)     Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
                                             -----------    -------
(Added to NRS by 1995, 2089)

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

1.       A stockholder to whom a dissenter's notice is sent must:

         (a)      Demand payment;

         (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

         (c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.
(Added to NRS by 1995, 2090; A 1997, 730)

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
(Added to NRS by 1995, 2090)

NRS 92A.460 Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

         (a) Of the county where the corporation's registered office is located; or

         (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2.       The payment must be accompanied by:

         (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

         (b) A statement of the subject corporation's estimate of the fair value of the shares;

         (c)      An explanation of how the interest was calculated;

         (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

         (e)      A copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2090)

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.
(Added to NRS by 1995, 2091)

NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
(Added to NRS by 1995, 2091)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

         (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

         (b)      For  the  fair   value,   plus   accrued   interest,   of  his
                  after-acquired   shares  for  which  the  subject  corporation
                  elected to withhold payment pursuant to NRS 92A.470.
(Added to NRS by 1995, 2091)

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

         (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

         (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

(Added to NRS by 1995, 2092)

                                   APPENDIX D

                          ACHIEVEMENT INVESTMENTS, INC.

                             2001 STOCK OPTION PLAN


The following definitions shall be applicable throughout the Plan:

         (a) "Board" means the Board of Directors of the Company.

         (b) "Articles of Incorporation" means the Company's Articles of Incorporation, as amended or restated from time to time.

         (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any rules or regulations under such Section.

         (d)  "Committee"  means  the  committee   appointed  by  the  Board  to
administer the Plan as referred to in Article V.

         (e) "Commission" means the Securities and Exchange Commission or any successor agency.

         (f)   "Company"   means   Achievement   Investments,   Inc.,  a  Nevada
corporation.

         (g) "Date of Grant" means the date on which the granting of an Option is authorized by the Board or such later date as may be specified by the Board in such authorization as referred to in Article V.

         (h) "Eligible Employee" means any person regularly employed by the Company or a Subsidiary on a full-time salaried basis who satisfies all of the requirements of Article IX.

         (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

         (j) "Fair Market Value" is defined in Article IV.

         (k) "Holder" means an employee of the Company or a Subsidiary who has been granted an Option.

         (l) "Incentive Stock Option" means any Option intended to be and designated as an incentive stock option within the meaning of "422 of the Code.

         (m) "Non-Employee Director" means a member of the Board who qualifies as a Non-Employee Director as defined in Rule 16b-3, as promulgated by the Commission under the Exchange Act or any successor definition adopted by the Commission.

         (n) "Non-Incentive Options" means an Option which is not an Incentive Stock Option

         (o) "Normal Termination" means termination at retirement pursuant to the Company or Subsidiary retirement plan then in effect.

         (p) "Option" means an award granted under Article IX of the Plan and includes both Non-Incentive Options and Incentive Stock Options.

         (q) "Option Agreement" means the written agreement evidencing an Option granted under the Plan

         (r) "Plan" means this 2001 Stock Option Plan.

         (s) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act.

         (t) "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

         (u) "Share" means a share of Stock.

         (v) "Stock" means common stock of the Company as described in the Articles of Incorporation.

         (w) "Subsidiary" means subsidiary corporation as defined in 424(f) of the Code.

         (x) "Termination" means separation from employment with the Company or any of its Subsidiaries for any reason except due to death.

         (y) "Treasury" means the Department of the Treasury of the United States of America.



                                   ARTICLE I.

                       Designation and Purpose of the Plan

         The Plan shall be known as the "Achievement Investments, Inc. 2001 Stock Option Plan." The purpose of the Plan is to provide additional incentives to Employees and Non-Employee Directors of the Company to achieve financial results aimed at increasing shareholder value and to attract and retain the best available personnel for positions of responsibility within the Company through the grant of options to purchase shares of the Company's Common Stock. The Plan was approved by the Shareholders on October 31, 2001 by majority consent. Subject to the determination of the Board or a Committee appointed by the Board, Options granted under this Plan may be Incentive Stock Options or Non-Incentive Options.

                                   ARTICLE II.

                          Shares Available for Purchase

         A maximum of 1,000,000 authorized but unissued shares of the Company's common stock may be issued upon the exercise of Options granted pursuant to the Plan. Shares reserved for issuance shall be deemed to have been used in the exercise of Options whether actually delivered or whether the Fair Market Value equivalent of such Shares is paid in cash. If an Eligible Employee pays the exercise price of any given Option by having shares withheld which, upon exercise, would have a Fair Market Value at the time the Option is exercised equal to the Option price, then the withheld shares will not be deducted from those shares reserved for issuance under the Plan. Also, if the Company, at any time during the effective period of this plan, repurchases Shares on the open market, then the Board may, but is not required to, add such Shares to the pool of Shares reserved for issuance under this Plan. However, the number of shares authorized for issuance under the Plan may never exceed 200,000 at any given time.

         In the event that any Option granted under the Plan expires or terminates for any reason whatsoever without having been exercised in full, the Shares subject to, but not delivered under such Option shall become available for other Options which may be granted under the Plan; or shall be available for any other lawful corporate purpose.


                                  ARTICLE III.

                         Limit on Value of Option Shares

         In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time such Option is granted) of the Shares with respect to which the Incentive Stock Option is exercisable for the first time by an individual during any calendar year (under all plans of the Company) shall not exceed $100,000.


                                   ARTICLE IV.

                       Determination of Fair Market Value

         As used herein the term Fair Market Value shall mean, with respect to the date a given Option is granted or exercised, the value determined by the Board or any Committee appointed in accordance with Article VI hereof in good faith using a generally accepted valuation method and, in the case of an incentive stock option, determined in accordance with applicable Treasury regulations; provided, however, that where there is a public market for the common stock of the Company, the Fair Market Value per share shall be the mean of the final bid and asked prices of the Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) or, in the event the stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on the date of grant of the option, as reported in The Wall Street Journal.

                                   ARTICLE V.

                       Stock Options and Option Agreements

         (a) Stock Options under the Plan may be of two types: Incentive Stock Options and Non-Incentive Options. Any Stock Option granted under the Plan will be in such form as the Board may from time to time approve. The Board will have the authority to grant any optionee Incentive Stock Options, Non-Incentive Options or both types of Options. The Date of Grant of an Option will be the date the Board by resolution selects an individual to be a participant in any grant of an Option, determines the number of Shares to be subject to such Option to be granted to such individual and specifies the terms and provisions of the Option. Incentive Stock Options may only be granted to Eligible Employees. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it will be deemed to be a Non-Incentive Option. The Board may grant Non-Incentive Options to Non-Employee Directors under the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options will be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under 422 of the Code or, without the consent of the optionee, to disqualify any Incentive Stock Option under such 422.

         (b) Each Option granted under the Plan shall be evidenced by an option agreement (Option Agreement), which shall indicate on its face whether it is an agreement for an Incentive Stock Option or a Non-Incentive Option, or both and shall be signed by an officer of the Company on behalf of the Company and by the employee who was granted the Option and which shall contain such provisions as may be approved by the Board or any Committee appointed by the Board according to Article VI. The provisions shall be subject to the following terms and conditions:

                  (i) Any Option or portion thereof that is exercisable shall be exercisable as to such number of Shares and at such times as set forth in the Stock Option Agreement, except as limited by the terms of the Plan heretofore;

                  (ii) Every Share purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any Share, when the Holder purchases the Share, or when the Option lapses;

                  (iii) Options shall not be transferable by the Holder except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order and shall be exercisable during the Holder's lifetime only by the Holder; and

                  (iv) An unexpired Option shall become immediately  exercisable
         (1) automatically on the Holder's Normal Termination, (2) at the discretion of the Board, in whole or in part, on the date the Holder becomes eligible to receive early retirement benefits, as defined under the retirement plan of the Company then in effect, (3) upon any change in control of the Company, and (4) under such other circumstances as the Board may direct.

         (c) The Option Agreements shall constitute binding contracts between the Company and the employee. Every employee, upon acceptance and execution of such option agreement, shall be bound by the terms and conditions of this Plan and of the Option Agreement.

         (d) The  terms  and  conditions  of the  Option  Agreement  shall be in
accordance   with  this  Plan,  but  may  include   additional   provisions  and
restrictions, provided that the same are not inconsistent with the Plan.


                                   ARTICLE VI.

                     Compensation and Stock Option Committee

         The Plan shall be administered by the Board or a Committee appointed by the Board in accordance with Rule 16b-3 of the Exchange Act (Rule 16b-3). Any Committee which has been delegated the duty of administering the Plan by the Board shall be composed of two or more persons each of whom (i) is a Non-Employee Director and (ii) is an outside director as defined in 162(m)(4) of the Code. To the extent reasonable and practicable, the Plan shall be consistent with the provisions of Rule 16b-3 to the degree necessary to ensure that transactions authorized pursuant to the Plan are exempt from the operation of
Section 16(b) of the Exchange Act. If such a Committee is appointed, the Committee shall have the same power and authority to construe, interpret and administer the Plan and from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company as does the Board. Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this Article VI.

         The Board shall, from time to time, in its discretion, determine which of the Eligible Employees are to be granted Options and the form, amount and timing of such Options and, unless otherwise provided herein, the terms and provisions thereof and the form of payment of an Option, if applicable, and such other matters specifically delegated to it under this Plan. Subject to the express provisions of the Plan, the Board shall have authority to interpret the Plan and Options granted hereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations shall be final and binding upon all persons. A quorum of the Board shall consist of a majority of its members and the Board may act by vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by a written consent to the action taken signed by all members of the Board. No member of the Board shall be liable for any action, interpretation or construction made in good faith with respect to the Plan or any Option granted hereunder.


                                  ARTICLE VII.

                                  Option Price

         The Option price at which Shares may be purchased under an Option granted pursuant to this Plan shall be set by the Board, but shall in no instance be less than the Fair Market Value of such Shares on the Date of Grant in the case of Incentive Stock Options. Such Fair Market Value shall be determined by the criteria set forth in Article IV hereof. The Option price will be subject to adjustments in accordance with provisions of Article X herein.

         In the event that an employee granted an Incentive Stock Option hereunder owns, directly or indirectly, immediately after such grant, more than 10% of the total combined voting power of all classes of the issued and outstanding stock of the company, the option price shall be at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.


                                  ARTICLE VIII.

                               Exercise of Option

         (a) Subject to the provisions of Articles VII and IX the period during which each Option may be exercised shall be fixed by the Board at the time such Option is granted, subject to the following rules:

                  (i) such Option is granted within ten (10) years from the date the Plan is adopted, or the date such Plan is approved by the stockholders, whichever is earlier;

                  (ii) such Option by its terms is not exercisable after the expiration of ten (10) years (in the case if Incentive Stock Options, not to exceed five years for Eligible Employees owning 10% or more of the combined voting power of all classes of stock of the Company) from the Date of Grant as shall be set forth in the Stock Option Agreement relating to such grant; and,

                  (iii) such Option by its terms states that a person's rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred except, in the event of an employee's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution and pursuant to a qualified domestic relations order.

         (b)      An Option shall lapse under the following circumstances:

                  (i) Ten (10) years after it is granted, three months after Normal Termination, twelve months after the date of Termination if due to permanent disability, three months after any other Termination or any earlier time set by the grant.

                  (ii) If the Holder dies within the Option  period,  the Option shall lapse unless it is exercised within the Option period and in no event later than twelve months after the date of his death by the Holder's legal representative or representatives or by the person or persons entitled to do so under the Holder's last will and testament or, if the Holder shall fail to make testamentary disposition of such Option or shall die intestate, by the person or persons entitled to receive said Option under the applicable laws of descent and distribution.

                  (iii) Notwithstanding the foregoing, in no event shall the period of exercise be less than thirty days after Normal Termination or the death of the Holder; provided, however, that in no event shall an Incentive Stock Option be exercised more than ten years after the Date of Grant.

         (c) No Shares shall be delivered pursuant to any exercise of an Option until the requirements of such laws and regulations, as may be deemed by the Board to be applicable, are satisfied and until payment in full of the option price specified in the applicable Stock Option Agreement is received by the Company. No employee shall be deemed to be an owner of any Shares subject to any Option unless and until the certificate or certificates for them have been issued, as reflected on the stock record and transfer books of the Company.


                                   ARTICLE IX.

                                   Eligibility

         All employees of the Company, including officers and directors who are salaried employees, shall be Eligible Employees eligible to participate under this Plan. The fact that an employee has been granted an Option under this Plan shall not in any way affect or qualify the right of the employee to terminate his employment at any time. Nothing contained in this Plan shall be construed to limit the right of the Company to grant Options otherwise than under the Plan for any proper and lawful corporate purpose, including but not limited to Options granted to employees. Employees to whom Options may be granted under the Plan will be those selected by the Committee from time to time who, in the sole discretion of the Committee, have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company.


                                   ARTICLE X.

                       Capital Adjustments Affecting Stock

         (a) If the outstanding Stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, split-up, combination of Shares, recapitalization, merger, consolidation, or other corporate reorganization in which the Company is the surviving corporation, the number and kind of Shares subject to the Plan or subject to any Options theretofore granted, and the Option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Option price and the Board may make any other adjustments as the Board deems appropriate for purposes of the Plan. The determination of the Board as to the terms of any adjustment shall be conclusive except to the extent governed by Treasury regulations applicable to Incentive Stock Options.

         (b) In the event of a liquidation or dissolution of the Company, sale of all or substantially all of its assets, or a merger, consolidation or other corporate reorganization in which the Company is not the surviving corporation, or any merger or other reorganization in which the Company is the surviving corporation but the holders of its Stock receive securities of another corporation, or in the event a person makes a tender offer to the stockholders of the Company, the Board may, but need not, accelerate the time at which unexercised Options may be exercised. Nothing herein contained shall prevent the substitution of a new Option by the surviving or acquiring corporation.


                                   ARTICLE XI.

                      Amendments, Suspension or Termination

         (a) The Board shall have the right, at any time, to amend, suspend or terminate the Plan, and if suspended, reinstate the Plan in whole or in part in any respect which it may deem to be in the best interests of the Company, provided, however, no amendments shall be made in the Plan which:

                  (i) Increase the total number of Shares for which Options may be granted under this Plan for all employees or for any one of them except as provided in Article X;

                  (ii) Change the minimum purchase price for the optioned Shares, except as provided in Article X;

                  (iii) Affect outstanding Options or any unexercised rights thereunder, except as provided in Article VIII;

                  (iv) Extend the option period provided in Article VIII or make an Option exercisable earlier than as specified in Article VIII; or

                  (v) Extend the termination date of the Plan.

         (b) The Board shall also have the right, with the express written consent of an individual participant, to cancel, reduce or otherwise alter such participant"s outstanding Options under the Plan.

         (c) Any such amendment, termination, suspension, cancellation, reduction or alteration shall be further approved by the shareholders of the Company if such approval is required to preserve or comply with any exemption, whether under Rule 16b-3 or otherwise, from Section 16(b) of the Exchange Act or to preserve the status of Incentive Stock Options within the meaning of "422 of the Code.

                                  ARTICLE XII.

                        Effective Date, Term and Approval

         The effective date for this Amended Plan shall be upon approval by the stockholders. Options may be granted as provided herein for a period of ten years after such date unless an earlier termination date after which no Options may be granted under the Plan is fixed by action of the Board, but any Option granted prior thereto may be exercised in accordance with its terms. The grant of any Options under the Plan is effective only upon approval of the Plan by the stockholders. The Plan and all Options granted pursuant to it are subject to all laws, approvals, requirements, and regulations of any governmental authority or securities exchange which may be applicable thereto and, notwithstanding any provisions of the Plan or option agreement, the Holder of an Option shall not be entitled to exercise his Option nor shall the Company be obligated to issue any Shares to the Holder if such exercise or issuance shall constitute a violation by the Holder or the Company of any provisions of any such laws, approvals, requirements, or regulations. The Plan shall continue in effect until all matters relating to the payment of Options granted under the Plan and administration of the Plan have been settled.


                                  ARTICLE XIII.

                                     General

         (a) Government and Other Regulations. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the Shares may then be listed and shall be further subject to the approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         (b) Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         (c) Tax Withholding. The employee or other person receiving Stock upon exercise of an Option may be required to pay to the Company or to a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Stock. In connection with such obligation to withhold tax, the Company may defer making delivery of such Stock unless and until indemnified on such withholding liability to its satisfaction.

         (d) Claim to Options and Employment Rights. No employee or other person shall have any claim or right to be granted an Option under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary.

         (e) Beneficiaries. Any issuance of shares upon exercise of Options issued under this Plan to be made to a deceased participant shall be paid to the beneficiary designated by the participant and filed with the Board. If no such beneficiary has been designated or survives the participant, issuance shall be made to the participant's legal representative. A beneficiary designation may be aged or revoked by a participant at any time provided the change or revocation is filed with the Board. The designation by a married participant of one or more persons other than the participant's spouse must be consented to by the spouse.

         (f) Indemnification. Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in such action, suit, or proceeding against him. He shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Bylaws or Articles of Incorporation, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         (g) Reliance on Reports. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken, including the furnishing of information, or failure to act, if in good faith.

         (h) Relationship to Other Benefits. No grant of any Options under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

         (i) Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

         (j) Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

         (k) Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         (l) Fractional Shares. No fractional Shares shall be issued and the Board shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or rounding down unless otherwise provided in the Plan.

         (m) Construction of Plan. The place of administration of the Plan shall be in the State of Oregon, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Oregon.

                                    Exhibit E

                           Form of Demand for Payment

Notice of the Achievement Investments, Inc. (the "Company") merger with VFT, Inc. was mailed to the shareholders of the Company on or about November __, 2001.

The undersigned shareholder of Achievement Investments, Inc. does hereby certify that he was a beneficial shareholder of the Company's common stock prior to November ___, 2001 and makes a demand for payment under Nevada Revised Statute 92A.440.

DEADLINE FOR MAKING THE DEMAND:

The Demand for Payment must be received by the Company by __________ (not be less than 30 nor more than 60 days after the date the notice is delivered).

MAILING ADDRESS FOR DEMAND:

                          Achievement Investments, Inc.
                        Attn: Daniel L. Hodges, President
                              11601 E. Lusitano Pl.
                              Tucson, Arizona 85748

DOCUMENTS NEEDED TO MAKE DEMAND:

The shareholder making a demand must deliver this form of Demand for Payment executed by the shareholder and original copies of stock certificates to the mailing address listed above. Shareholders who have lost their stock certificates may contact Daniel L. Hodges at 520-731-9890 for further instructions.

Number of shares of common stock owned by the shareholder:______________________

Number of shares for which demand of payment is made:___________________________

Stock certificate numbers enclosed with this form of Demand for Payment:________

--------------------------------------------------------------------------------

                                             Name of Beneficial Holder of Stock:

                                             -----------------------------
                                             (Please Print)

                                             -----------------------------
                                             (Signature)

                                             -----------------------------
                                             -----------------------------
                                             Address and phone number